Exhibit 10.1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

***Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406***Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406 Object Class: 26101 Amount: $500,000,000 CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE STANDARD FORM 26 (REV. 4-85) Prescribed by GSA, FAR (48 CFR) 53.214(a) NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE 26-107 Computer Generated 17.  CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 3 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.) 18.  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary. 19A. NAME AND TITLE OF SIGNER (Type or print) [***], CEO 20A. NAME OF CONTRACTING OFFICER [***] 19B. NAME OF CONTRACTOR [***] (Signature of person authorized to sign) 19C. DATE SIGNED 6/1/2007 20B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer) 20C. DATE SIGNED 6/4/2007 AWARD/CONTRACT 1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) RATING N/A PAGEOFPAGES 1 61 2. CONTRACT (Proc. Inst. Ident.) NO. HHSO100200700034C 3. EFFECTIVE DATE See Block 20C 4. REQUISITION/PURCHASE REQUEST/PROJECT NO. N/A 5. ISSUED BYCODE N/A 6. ADMINISTERED BY (If other than Item 6)CODE N/A HHS/OS/ASPR/BARDA 330 INDEPENDENCE AVE S.W., RM G640 WASHINGTON, D.C. 20201 See Block 5 7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and ZIP Code) BAVARIAN NORDIC A/S BOGESKOVVEJ9 DK-3490 KVISTGAARD DENMARK 8. DELIVERY FOB ORIGINOTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT N/A 10. SUBMIT INVOICES ADDRESS SHOWN IN ITEM See Section G. CODEN/A FACILITY CODEN/A 11. SHIP TO/MARK FORCODE N/A 12. PAYMENT WILL BE MADE BYCODE N/A See Block 5 See Block 5 13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  10 U.S.C. 2304(c)() 41 U.S.C. 253(c)() 14. ACCOUNTING AND APPROPRIATION DATA CAN: 199999EAppropriation: 75 7005/130714.001 15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D.UNIT 15E. UNIT PRICE 15F. AMOUNT See Section B $500,000,000 NTE Not-to-Exceed 15G. TOTAL AMOUNT OF CONTRACT $500,000,000 16. TABLE OF CONTENTS () SEC. DESCRIPTION PAGE(S) () SEC. DESCRIPTION PAGE(S) PART I - THE SCHEDULE PART II - CONTRACT CLAUSES  A SOLICITATION/CONTRACT FORM 1  I CONTRACT CLAUSES 32  B SUPPLIES OR SERVICES AND PRICE/COST 2 PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH  C DESCRIPTION/SPECS./WORK STATEMENT 9  J LIST OF ATTACHMENTS 40  D PACKAGING AND MARKING 18 PART IV - REPRESENTATIONS AND INSTRUCTIONS  E INSPECTION AND ACCEPTANCE 18  K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS 41  F DELIVERIES OR PERFORMANCE 19  G CONTRACT ADMINISTRATION DATA 21  L INSTRS., CONDS., AND NOTICES TO OFFERORS N/A  H SPECIAL CONTRACT REQUIREMENTS 25  M EVALUATION FACTORS FOR AWARD N/A

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C

Bavarian Nordic A/S

SECTION B—SUPPLIES OR SERVICES AND PRICES/COSTS

B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The Contractor shall supply the necessary supplies and services for the acquisition of 20 million doses (in single-dose vials) of MVA vaccine for the Strategic National Stockpile. In addition, there are options for maintaining cGMP capability (warm base), the purchase of additional quantities of vaccine, and obtaining data to support expanded clinical usage any one of which could result in a five (5) year extension to the period of performance. The urgent nature of this requirement requires an accelerated pace of development, testing, approval, and procurement of an emergency stockpile of vaccine.  In the case of intentional smallpox release prior to licensure by the Food and Drug Administration (FDA)/Center for Biologics Evaluation and Review (CBER). it is anticipated that the investigational MVA vaccine could be administered under an “Emergency Use Authorization” (EUA), held by the Centers for Disease Control and Prevention (CDC). Vaccine acceptance into the SNS is solely dependent on the accumulation and submission of the appropriate data that might have the potential to support EUA. However, all vaccine manufactured and acquired under this Contract must meet the regulatory deliverables as required for licensure.

B.2  PRICES/COSTS

A.            BASE CONTRACT

1.              FIRM FIXED PRICE (FPP)

In consideration for completion of the work to be performed under Contract Line Item Numbers (CLINs) 0001, 0002, and 0003, as shown below, and in accordance with the Statement of Work, the Contactor shall be paid an amount Not-to-Exceed $[***].  See Section G, Paragraph G.8, Payment Conditioned on Substantial Delivery of Usable Product, for special payment requirements.

CLIN’s	SUPPLIES/SERVICES	QTY/ UNIT	UNIT PRICE			EXTENDED PRICE
THE BELOW ITEMS ARE FIRM FIXED PRICE, INCLUDED IN THE BASE PRICE PER DELIVERED DOSE:
0001	[***]	[***]	$	[***	]	$	[***	]
0002	[***]	[***]	$	[***	]	$	[***	]
0003	[***]	[***]	$	[***	]	$	[***	]

2.              ESTIMATED COST AND FIXED FEE (CPFF)

In consideration for completion of the work to be performed under CLINs 0004, 0005, and 0006, as shown below, and in accordance with the Statement of Work, it is estimated that the total cost to the Government for full performance of this contract will be $[***], of which the sum of $[***] represents the estimated reimbursable costs and $[***] represents the fixed-fee. These amounts also represent the total amount of funds currently available for payment and allotted under the CPFF portion of this contract. It is estimated that this amount will cover performance of the contract through the expiration date.  See Section F, Paragraph F.2. on the contract’s period of performance.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

CLIN’s	SUPPLIES/SERVICES	EST. COST			FIXED FEE			TOTAL EST. CPFF
0004	[***]	$	[***	]	$	[***	]	$	[***	]
0005	[***]	$	[***	]	$	[***	]	$	[***	]
0006	[***]	$	[***	]	$	[***	]	$	[***	]

B.  CONTRACT OPTIONS

1.  FIRM FIXED PRICE (FPP)

If the Government exercises its option pursuant to Section H, Paragraph H.14. of this contract, the price of the contract may be increased as shown in the below CLIN’s 0007, 0008, 0009 and 0010 in consideration for completion of the work described in the individual CLIN’s and in accordance with the Statement of Work:

CLIN’s	DESCRIPTION	UNITS	UNIT PRICE			TOTAL
0007	[***]	[***]	$	[***	]	To be Determined (TBD)
0008	[***]	[***]	$	[***	]	TBD
0009	[***]	[***]	$	[***	]	TBD
0010	[***]	[***]	$	[***	]	TBD

2.              ESTIMATED COST AND FIXED FEE (CPFF)

If the Government exercises its option pursuant to Section H, Paragraph H.14. of this contract, the Government’s total obligation represented by the sum of the estimated cost plus fixed fee may be increased as shown in the below CLIN’s 0011, 0012, 0013, 0014 and 0015 in consideration for completion of the work described in the individual CLIN’s and in accordance with the Statement of Work:

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

CLIN’s	DESCRIPTION	EST. COST			FIXED FEE			TOTAL EST. CPFF
0011	[***]	$	[***	]	$	[***	]	$	[***	]
0012	[***]	$	[***	]	$	[***	]	$	[***	]
0013	[***]	$	[***	]	$	[***	]	$	[***	]
0014	[***]	$	[***	]	$	[***	]	$	[***	]
0015	[***]	$	[***	]	$	[***	]	$	[***	]

B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS

This paragraph applies only to the cost reimbursable CLIN’s.  Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the cost of the following items or activities shall be unallowable as direct costs: 1) Acquisition. by purchase or lease, of any interest in real property; 2) Special rearrangement or alteration of facilities: 3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value; 4) Subcontract Costs; and 5) Accountable Government Property..

B4.  ADVANCE UNDERSTANDINGS

1.              Milestones for Advance Payments and Performance Based Payment

I.                [***]% Project BioShield Advance Payment - $[***]

A.            The HHS Secretary has determined that an advance payment is necessary to ensure success of this project, and has authorized a [***]% advance payment in accordance with 42 USC 247d-6b(c)(7)(C)(ii)(I) PAYMENT CONDITIONED ON DELIVERY. This [***]% advance payment equates to $[***], and is required to be repaid if there is a failure to perform by the Contractor under the contract.

Nothing in the PAYMENT CONDITIONED UPON DELIVERY subclause shall be construed as affecting the rights of vendors under provisions of law or regulation (including the Federal Acquisition Regulation) relating to the termination of contracts for the convenience of the Government

B.            Completion of all the below tasks is required prior to the issuance of an advance payment. All of the below tasks shall be submitted to the Project Officer and Contracting Officer and are subject to Government review and concurrence. The Contractor may invoice the entire [***]% advance payment of $[***] after all of the below tasks have been achieved.

[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

II.           [***]% Milestone Advance Payments - $[***] each, for total of $[***]

A.            Per 42 USC 247d-6b(c)(7)(C)(ii)(I) PAYMENT CONDITIONED ON DELIVERY, additional advance payments of [***]% each are hereby authorized for meeting the below listed specified tasks. If the specified tasks are reached, the advanced payments of [***]% shall not be required to be repaid.

Nothing in the PAYMENT CONDITIONED UPON DELIVERY subclause shall be construed as affecting the rights of vendors under provisions of law or regulation (including the Federal Acquisition Regulation) relating to the termination of contracts for the convenience of the Government

B.            Completion of all the below milestone requirements are required prior to the issuance of an advance payment. All of the below milestone requirements shall be submitted to the Project Officer and Contracting Officer for review, and are subject to Government concurrence.  The Contractor may invoice for each $[***] advance payment after Government concurrence is provided for the associated milestone requirements.

1.              Advance Payment Milestone #1 Requirements

[***]

2.              Advance Payment Milestone #2 Requirements

[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

3.              Advance Payment Milestone #3 Requirements

[***]

III.      Performance-Based Payment (PBP) - $[***]

In accordance with FAR 32.10, the below listed performance-based payments are authorized based upon the completion of the associated tasks. These performance-based payments are fully recoverable, in the event of default.

1.              Milestone Requirements:

This milestone will occur approximately [***] after the Contractor has achieved “usable product” for delivery of vaccine to the Strategic National Stockpile (SNS).

[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

2.              Payment Schedule — Adjustments for Advance Payments and Withholdings for Achievement of Licensure and Five Year Stability Data

Below is a billing schedule with unit pricing for the following factors: advance payments; Performance Based Payments (PBP); vaccine deliveries made pre-BLA; vaccine deliveries made post-BLA; payments after licensure is achieved (l0% withholding): and payment after achievement of Five (5) year stability data:

	Cost per Dose			Pre-BLA Deliveries		Post BLA Deliveries			10% Licensure		Five (5) Year Stability Data		Advance Payments and Performance Based Payment (PBP)
Advance Payments and PBP	$	[***	]	[***	]	[***		]	[***	]	[***	]	$ [***	]
CLIN 0001 Vaccine	$	[***	]	$ [***	]	$	[***	]	[***	]	[***	]	[***	]
CLIN 0002 Stability Testing	$	[***	]	[***	]	[***		]	[***	]	$ [***	]	[***	]
CLIN 0003 Regulatory Submissions	$	[***	]	[***	]	$	[***	]	$ [***	]	[***	]	[***	]
Subtotal Dose Unit Pricing	$	[***	]	$ [***	]	$	[***	]	$ [***	]	$ [***	]	$ [***	]

3.              Economic Price Adjustment - PPI Increases to Subcontractor Prices

a.              Manufacture of the fixed price product required includes subcontractor costs for filling and finishing. In accordance with standard industry practice, subcontract prices for filling and finishing are adjusted annually to reflect changes in the Producer Price Index (PPI).  The contractor certifies that this contract does not include amounts to cover such adjustments beyond the second year of contract performance.

b.              The Contractor shall notify the Contracting Officer if, during or after the second year of contract performance, the awardee’s subcontractor(s) request price adjustments from the prime contractor (awardee) applicable to product produced during any year beyond year 2 of the contract.  The Contractor shall furnish this notice within 60 days after the price adjustment or within any additional period that the Contracting Officer may approve in writing, but not later than the date of final payment under this contract.  The notice shall include the Contractor’s proposal for an adjustment in the contract unit prices of the contract.  Such proposal shall include supporting data explaining the effective date, the amount of change in the PPI between the date of this contract and the effective date of the increase, the subcontractor pricing to which the PPI changes apply, and the number of doses to which the adjustment will apply, whether such doses have been shipped before the notification or will be shipped in the future.

c.               Promptly after the Contracting Officer receives the notice and data referred to in the previous paragraph of this clause, the Contracting Officer and the Contractor shall negotiate a price adjustment in the contract unit prices and its effective date.  The Contractor shall continue performance pending agreement on, or determination of, an adjustment and its effective date.  The Contractor shall submit a separate invoice for the adjustment amount applicable to doses previously shipped, if any, and the unit price will be adjusted to reflect the change applicable to undelivered product.

d.              Any price adjustment under this clause is subject to the following limitations:

i.                  Any adjustment shall be limited to the actual amount of change in the PPI, but not to exceed $[***]. There shall be no adjustment for supplies or services for which the production cost is not affected.

ii.               No adjustment shall apply to supplies that are delivered before the effective date of the adjustment.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

iii.            It is understood and agreed that documentation will be submitted to support the anticipated PPI in year 3.

4.              Replacement of Vaccine that Does Not Meet 36 Month Stability

Requirements 2a and 2b of the Statement of Work requires production from a validated process and testing in accordance with current regulatory guidelines to support an expiry period of no less than 36 months.  The Contactor shall replace, at no additional cost to the contract, Bulk Drug Substance (BDS) lots stored by the Contactor and Final Drug Product (FDP) lots placed in the SNS during the contract base period that do not maintain their stability for up to 36 months.

5.              [***]% Licensure Hold-Back

[***]% of the vaccine price shall be withheld from payment prior to the achievement of licensure.  This pertains to FDP doses that are delivered to the Strategic National Stockpile (SNS) prior to licensure.  See previous paragraph #2 for further information on the payment schedule.

6.              Pre-Contract Costs

In accordance with Requirement 8, Security of Contract Requirements, and FAR 31.205-32, approval is hereby granted for a ceiling amount of $[***] in pre-contract costs, to cover expenses associated with the Contractor’s video security surveillance system, at an estimated amount of $[***].

7.              Manufacturer’s Tax

The vaccine dose prices listed in Section B do not include the U.S. Federal Excise Tax for vaccines (reference IRS Publication 510 (6/2006)(http://www.irs.gov/publications/p510/ch05.html).  If this excise tax becomes applicable to the smallpox vaccine under this contract, the Contractor will be entitled to an equitable adjustment.

SECTION C - DESCRIPTION/SPECIFICATIONS

C.1.  STATEMENT OF WORK

A.            Purpose

The primary purpose of this contract is the acquisition of 20 million doses (in single-dose vials) of MVA vaccine for the Strategic National Stockpile (SNS). The primary use of this vaccine will be for prophylaxis of individuals considered to be at risk for smallpox.

B.            Scope of Work — Base Contract

Independently, and not as an agent of the USG, the Contractor shall furnish all the necessary services, qualified personnel, materials, supplies, equipment, facilities, transportation and travel not otherwise provided by the USG as required to:

a)             Manufacture and deliver to the SNS 20 million doses of usable MVA vaccine within 60 months of the Contract Award date (for definition of “usable” see Specific Technical Requirements below).  The vaccine shall be provided in single-dose vials in a frozen liquid suspension.  The Sponsor, with concordance from the FDA/CBER, shall propose an optimal titer of virus per dose and formulation of vaccine as determined in Phase 2 studies sponsored by the National Institute of Allergy and Infectious Diseases (NIAID).

b)             Perform accelerated stability assessments to support transport and point-of-use storage. Conduct real-time stability assessments to support the proposed dating periods of the Bulk Drug Substance (BDS) and the Final Drug Product (FDP) at the proposed storage temperature.  Perform ongoing stability assessments to support extension of the product dating period;

c)              Conduct supportive clinical trial(s) and animal studies to support an EUA, as specified by the FDA/CBER, for prophylaxis of immunocompromised individuals considered to be at risk for smallpox;

d)             Conduct Phase 3 clinical triaI(s) and animal studies, as per FDA/CBER regulations, to support licensure of the product for post-exposure prophylaxis of healthy individuals considered to be at risk subsequent to a known or suspected smallpox virus release, including demonstration of safety and efficacy of an optimized dosing regimen, single or two-dose, based on supporting data to justify such a regimen;

e)              Obtain FDA/CBER licensure for the clinical indication of post-exposure prophylaxis of healthy individuals considered to be at risk subsequent to a known or suspected smallpox virus release, including post-licensure approval for use in pediatric and geriatric subjects; and

f)               Perform shipping, validation studies, and quality control and quality assurance monitoring on product in the SNS through the end of the contract.

C.            Specific Technical Requirements for Base Contract— Advanced Development and Licensure of MVA Vaccine

The Contractor shall perform all the work required to manufacture and obtain FDA/CBER approval of a licensed MVA vaccine for use in healthy populations.  Payments to the Contractor will be solely dependent on the delivery to the SNS of MVA vaccine supported by a sufficient body of safety, efficacy, and cGMP manufacturing data, as determined by FDA/CBER. that may support its use under an EUA for immunocompromised persons, as noted below.

Definition of Usable Product: It is expected that the Contractor will work closely with FDA/CBER to fully define, establish, and fulfill criteria recommended by FDA/CBER (in the most recent “Current Thinking” document shared with the contractor) for product to be considered for potential use during an emergency.  There must be a high degree of confidence. as determined by the FDA/CBER, that all manufactured units of FDP from successive lots made at commercial scale will meet acceptable product specifications as demonstrated by satisfactory in-process and release testing. We refer the Contractor to FDA/CBER regarding the data recommended in support of the potential use of MVA vaccines under an EUA for immunocompromised persons who are otherwise contraindicated to receive live-replicating smallpox vaccines.  An ongoing stability program must be in place using stability indicating assay(s) that has been agreed upon by FDA/CBER. The product must meet defined stability specifications to the satisfaction of BARDA and FDA/CBER prior to entry into the SNS (as indicated in requirement

2b).  Acceptance of FDP for inclusion into the SNS for potential emergency purposes will be based an the Contractor’s submission of required regulatory documentation to their IND with FDA/CBER for review and determination that the minimal product requirements have been met for potential emergency use.  Subsequently. the Contractor shall submit the regulatory documentation to CDC to facilitate their preparation of a pre-EUA submission to FDA/CBER.  The Contractor shall also conduct longer term studies on an on-going basis as needed for licensure, and incorporate the requirements shown below into a work plan and timeline.

Requirement 1 - Vaccine Production and cGMP Compliance

a)             The Contractor shall manufacture and deliver to the SNS MVA vaccine manufactured in accordance with cGMPs throughout the period of performance.  The Contractor shall deliver 20 million doses of usable FDP within 60 months of contract award.  The BDS and FDP shall be manufactured using cGMPs and meet the specifications determined by the FDA/CBER for licensure.

b)             The Contractor shall provide all information requested to the Project Officer and/or the FDA/CBER in order to facilitate a cGMP inspection at the time of production of vaccine lots destined for the SNS.

c)              The Contractor shall develop a labeling strategy in consultation with CBER to allow case of transition from IND to licensed product.

d)             The Contractor shall provide primary and secondary points of contact that will be available 24 hours per day, seven days per week, to be notified in case of a public health emergency.

Requirement 2 - Assay Validation and Stability Testing of Finished Vaccine

a)             The Contractor shall validate critical assays necessary for BDS and FDP release and stability testing. to assess immune response parameters for animals and humans, and for potency evaluation.  Validation of all assays will be required for licensure; however, FDA/CBER will determine the validation of critical assay parameters for product use under an EUA to be utilized in the case of a smallpox public health emergency.  Validated analytical procedures shall be used irrespective of whether they are for in-process, release, immunogennicity and stability testing.  Each quantitative analytical procedure shall be designed to minimize assay variation.  Formal quality unit review of analytical test results shall be performed according to established quality standards and procedures.

b)             The Contractor shall conduct accelerated and real-time stability studies, including potency testing. on the BDS lots stored by the Contractor and FDP lots placed in the SNS in conformance with FDA/CBER requirements throughout the contract lifetime.  Storage temperature conditions of the FDP should be developed and tested with consideration given to the most cost-effective storage and deployment requirements for the SNS.  Testing will be performed in accordance with current regulatory guidelines to support an expiry dating period of no less than 36 months.

c)              The Contractor shall perform stability studies, including potency testing, to extend the product expiry dating period to at least five years and request an extension of the dating period from FDA/CBER in a license supplement, as appropriate.

d)             At the discretion of the USG and independent of testing conducted by the Contractor, the USG reserves the right to conduct inspections and collect samples of product held by the Contractor and in the SNS.

Requirement 3 - Design of Safety, Efficacy, and Immunogenicity Studies, Including Execution of Studies to Support EUA.

a)             The Contractor shall develop and submit non-clinical and clinical study plans to support an EUA for post-exposure prophylaxis of immunocompromised individuals considered to be at risk for smallpox.

b)             In addition, the Contractor shall develop, submit, and execute non-clinical and clinical plans to demonstrate safety and efficacy under the Animal Efficacy Rule (21 CFR 601.91) and human safety and immunogenicity studies adequate for U.S. licensure.  These plans shall be designed in consultation with appropriate USG agencies and should support the licensure of MVA for prophylaxis or healthy individuals considered to be at risk for smallpox.  Further, these plans will include studies to demonstrate safety and efficacy of an optimized dosing regimen, single or two-dose, based on supporting data to justify such studies.

c)              The Contractor shall submit a Phase 4 post-marketing plan, which should describe in general terms the collection of safety and efficacy data when the product is used in the event of an emergency, which warrants its use. The actual Phase 4 study shall be developed in consultation with FDA/CBER when they think such study proposal is appropriate for submission and review.

Requirement 4 - Conduct of Safety and Efficacy Studies

The Contractor shall initiate and complete Phase 3 clinical trial(s) in support of a Biologics License Application for use of MVA.  The initial BLA indication will be for post-exposure prophylaxis of healthy individuals considered to be at risk subsequent to a known or suspected smallpox virus release.

a)             All trials shall utilize usable vaccine and initiate only upon approval by the Project Officer and acceptance of plans and protocols by FDA/CBER.

b)             The initial BLA should cover both genders within the age range of 18-55 years using the optimal dose regimen and schedule for prophylaxis. Given the uncertainty of the size of the expected Phase 3 trials, CLIN 0001D covers Phase 3 studies up to 3000 human subjects and Optional CLIN 0007 contain, pricing for each group of 100 additional subjects.

c)              Vaccine efficacy shall be demonstrated with usable product in at least two animal models as per 21 CFR 601.91. (FDA Animal Rule) regulations.

Requirement 5 - Regulatory Submissions

a)             To conduct Phase 3 clinical trials, the Contractor shall prepare and submit to the FDA/CBER, the required regulatory submissions (as they pertain to the IND and/or any Drug Master File(s) as specified in, but not limited to, 21 CFR 312, 314.420, and 601) for lot consistency, safety, and immunogenicity in normal, healthy volunteers.  Such volunteers may be integrated with any ongoing clinical trial(s) for the clinical indication of post-exposure prophylaxis of healthy individuals considered to be at risk, subsequent to a known or suspected smallpox virus release.  Further, it is anticipated that the Contractor will provide the necessary data to CDC to support the submission of an EUA.

b)             The Contractor shall prepare and submit an original BLA for MVA vaccine in order to obtain FDA/CBER licensure for post-exposure prophylaxis of healthy individuals considered to be at risk subsequent to a known or suspected smallpox virus release. The Contractor shall review the criteria for Fast Track designation, consult with FDA/CBER, and then seek such designation during the IND stage for this indication, if appropriate.  At the pre-BLA meeting, the Contractor shall request priority status for review of the MVA vaccine BLA for this indication, if appropriate, to allow a “rolling BLA” (i.e. review of the BLA will start before all parts of the BLA have been submitted).

c)              All regulatory submissions must comply with current FDA/CBER regulations and policies. The Contractor shall include the Project Officer on all communications with FDA/CBER.

Requirement 6 - Shipment to SNS and Short-Term Storage

a)             The Contractor will assume responsibility for the cost of shipping finished product to the SNS for long-term storage once usable product requirements have been met.  The USG will assume responsibility for long-term storage of the finished product, and emergency distribution of the finished product.  The USG shall incur only the storage costs while the product is held within the USG’s control.  The product shall be stored in compliance with cGMP at the Contractor’s facility until the delivery of finished product to the SNS.

b)             The Contractor shall ensure that vaccine delivery follows cGMPs to maintain the integrity of the product en route.  The Contractor shall perform/execute all necessary pilot transfers and validate the shipping method that will be used for

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

delivery to the SNS prior to first shipment of product.  The Contractor shall tile the necessary documentation to the FDA/CBER for the safe movement of the product to include any protocol deviations en route.

c)              The Contractor shall be responsible for the secure and segregated storage of held intermediates and the FDP prior to lot release and subsequent arrival at the SNS. The Contractor may also be required to store FDP at its own facility for up to three months.  The Contractor may propose a delivery schedule that may not exceed 1 delivery per month. Thirty days advance notice is required prior to shipment to the SNS.  However, while the product is in long-term storage with the USG (i.e., in the SNS), the Contractor shall continue to be responsible for all quality control/quality assurance monitoring and subsequent reporting necessary to insure appropriate storage conditions of the product until said product is licensed.  The Contractor, via this contract with the USG, will be expected to establish a written Quality Agreement as to the manner in which the product will be stored within the specific USG stockpile facility (ies) that have been identified post contract award. In addition, this Quality Agreement will outline the responsibilities of both the Contractor and the USG (i.e., SNS-Quality Control).  These documents shall be drafted and signed by both parties prior to the transport and storage of the product.

Requirement 7 - Disposition of Vaccine Inventory

Upon expiration or termination (including partial termination) of this contract, the USG may effect final distribution of any vaccine remaining in storage at the Contractor’s facility by any one or combination of the following methods:

a)             The USG may elect to direct the Contractor to ship to a consignee(s) designated by the USG, all vaccine remaining in storage at the Contractor’s facility.

b)             The USG may offer the vaccine to be repurchased by the Contractor at the original purchase price.

c)              The USG may elect to request the Contractor to destroy the vaccine in storage at the Contractor’s facility.  If the Contractor is required to destroy the vaccine, an equitable adjustment may be required.

The USG may elect to handle disposition of expired vaccines by any one or a combination of the following methods:

a)             The USG may elect to request the Contractor to ship all expired vaccines and vaccines scheduled to expire within 30 calendar days to the USG to the location specified by the USG.

b)             The USG may elect to request the Contractor to destroy the BDS or FDP in storage at the Contractor’s facility. If the Contractor is required to destroy the product in storage at the Contractor’s facility, an equitable adjustment may be required.

Nothing in this requirement 7 shall be interpreted to affect the Governments rights pursuant to the following clauses:

FAR 52-249-2 and 52.249-8.

Requirement 8 - Security of Contract Operations

[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

Requirement 9 - Information Technology Security

[***]

Requirement 10 - Meetings and Conferences

The Contractor shall participate in regular meetings to coordinate and oversee the contracting effort as requested by the Project Officer. Such meetings may include, but are not limited to, meetings of all Contractors and Subcontractors to discuss clinical study designs, site visits to the Contractor’s facilities, and meetings with individual Contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program.  The Contractor shall provide data, reports, and presentations to groups of outside experts and USG personnel as required by the Project Officer in order to facilitate review of contract activities.

D)        CONTRACT OPTIONS

OPTIONS:  The Government may exercise any of the below items.  Exercise of an option will also extend the contract period of performance by up to five (5) years.

1.              Produce, release, maintain and monitor the minimum number of lots per year of BDS, and fill/finish the corresponding lot(s) of FDP, at commercial scale to maintain vaccine cGMP capability (warm base) for the life of the contract extension.

2.              Manufacture and deliver to the SNS up to an additional 60 million doses of the MVA vaccine provided in single-dose vials as a frozen liquid suspension.  Consideration by the USG for this option will be based on safety, efficacy, and cost information to support use of MVA vaccine in individuals contraindicated for vaccination with live, replication-competent smallpox vaccines.  For example, as posted on the NIAID website, safety and immunogenicity data may be obtained in individuals infected with HIV.

a.              The BDS and FDP shall be manufactured under cGMP conditions and meet the specifications determined by the FDA/CBER for licensure (Requirement 1a, IV. Specific Technical Requirements).

b.              The Contractor shall provide all information requested to the Project Officer and/or the FDA/CBER in order to facilitate a cGMP inspection at the time of production of vaccine lots destined for the SNS (Requirement 1b, IV. Specific Technical Requirements).

3.              Add study subjects for the initial BLA, on a Fixed Price basis for each group of IDD additional subjects.  Subjects shall cover both genders within the age range of 18-55 years using the optimal dose regimen and schedule for prophylaxis.

4.              Conduct post-licensure studies to extend the range of ages for which the vaccine is indicated, to include pediatric and geriatric subjects.  The Contractor shall prepare and submit a supplement to the BLA for MVA vaccine in order to extend the range of ages for post-exposure prophylaxis of healthy individuals considered to be at risk subsequent to a known or suspected smallpox virus release, to include pediatric and geriatric subjects.

5.              Conduct Phase 3 clinical trial(s) in support of a Biologics License Application Supplement for expanded use of MVA.  The expanded clinical indication will be for post-exposure prophylaxis of immunocompromised individuals considered to be at risk subsequent to a known or suspected smallpox virus release.

a.              All studies shall utilize vaccine manufactured by the final scale process and shall initiate only upon Project Officer approval and acceptance of plans and protocols by FDA/CBER (Requirement 4a, IV. Specific Technical Requirements);

b.              Obtain approval for a BLA Supplement for the expanded indication using the optimal dose regimen and schedule for prophylaxis;

c.               The Contractor shall initiate Phase 4 post-marketing studies in the immunocompromised population. As noted in the ‘`Animal Rule,” the Contractor shall conduct post-marketing studies, such as field studies, to verify and describe the biological product’s clinical benefit and to assess its safety when used as indicated when such studies are feasible and ethical.  Such post-marketing studies would not be feasible until an exigency arises. When such studies are feasible, the Contractor shall conduct such studies as mandated by CBER with due diligence and in coordination with the CDC.

6.              The Contractor shall conduct real-time stability studies, including potency testing, on the BDS lots stored by the Contractor and all FDP lots placed in the SNS in conformance with FDAICBER requirements beyond the base period of the contract (Requirement 2b and 2c, IV. Specific Technical Requirements) and obtain approval for a BLA Supplement to extend the expiry dating period as appropriate.

7.              The Contractor shall initiate Phase 4 post-marketing studies in healthy individuals.  As noted in the “Animal Rule,” the Contractor shall submit a plan for conducting post-marketing studies at the time of license application in consultation with FDA/CBER.  These post-marketing studies, when such studies are feasible and ethical, should include field studies, so as to verify and describe the biological product’s clinical benefit and to assess its safety when used as indicated. Such post-marketing studies would not be feasible until an exigency arises.  When such studies are feasible, the Contractor shall conduct such studies with due diligence.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

8.              Add to the duration of storage of the FDP at the Contractor’s own facility, beyond the three (3) months period specified in Requirement 6(c) of the Base contract.  This is on a Fixed Price basis for each [***].

9.              Rental of additional vaccine storage trailer as needed for optional doses of vaccine.  This is on a Fixed Price basis for each additional [***] doses of FDP per trailer.

C.2. REPORTING REQUIREMENTS AND DELIVERABLES

A.    Deliverables

1.     Base Contract Deliverables:

(1)         A minimum of 20 million single-dose vials of usable MVA vaccine (see Section 2. Specific Technical Requirements) in frozen liquid suspension to be delivered to the SNS to support use under an EUA, for immunocompromised individuals, to be delivered within 60 months of the contract award date.

(2)         An FDA/CBER approval letter for the BLA for WA vaccine for post-exposure prophylaxis of healthy adult individuals considered to be at risk subsequent to a known or suspected smallpox virus release.

(3)         Evidence, including a summary of salient results, of an ongoing Quality Control/Quality Assurance Program for the monitoring of SNS stored product and ongoing stability testing of the retained lots of product in SNS over the life of the contract or the expiration date of the vaccine, or until vaccine is used, whichever comes First.

(4)         A security plan that has received Government concurrence in advance of initiating work at any facility performing under this contract.

(5)         Written Quality Agreement between the Contractor and the SNS Quality Control Unit within 6 months of award.

2.     Optional Contract Deliverables:

(1)         One (1) lot per year of BDS. and corresponding fill/finish of the FDP, at commercial scale for the life of the contract in order to maintain cGMP capability.

(2)         Up to 60 million single-dose vials of usable MVA vaccine (see Section 2. Specific technical requirements) in frozen liquid suspension to be delivered to the SNS to support use under an EUA and subsequent licensure.

(3)         An FDA/CSER approval letter for a BLA license supplement for an expanded clinical indication including use in immunocompromised individuals.

(4)         An FDA/CBER approval letter for a BLA license supplement to extend the FDP expiry dating period.

(5)         A FDA/CBER supplement approval letter for use in pediatric and geriatric subjects.

(6)         Evidence, including a summary of salient results, of an ongoing Quality Control/Quality Assurance Program for the monitoring of SNS stored product and ongoing stability testing of the retained lots of product in SNS for the duration of the contract option,

(7)         Clinical reports of post-marketing studies for both healthy and immunocompromised individuals. These post-marketing studies, when such studies are feasible and ethical, should include Field studies, so as to verify and describe the biological product’s clinical benefit and to assess its safety when used as indicated. Such post-marketing studies would not be feasible until an exigency arises.

B.    Technical Reports

In addition to those reports required by other terms of this contract, the Contractor(s) shall submit to the Contracting Officer and the Project Officer technical progress reports covering the work accomplished during each reporting period on a periodical basis as established by the Project Officer. These reports are subject to the technical inspection and requests for clarification by the Project Officer. These reports shall be brief and factual and prepared in accordance with the following format:

(1)   Monthly Technical Progress Reports:  On the fifteenth of each month for the previous calendar month, the Contractor shall submit a Monthly Technical Progress Report to the Project Officer and the Contracting Officer.  A monthly report will not be required for the period when the final report is due.  The Contractor shall submit one copy of the Monthly Progress Report electronically via e-mail.  Any attachments to the e-mail report shall be submitted in Microsoft Word, Excel, Project or compatible versions.  Such reports shall include the following specific information:

The contract number and title, the period of performance being reported, the Contractor’s name and address, the author(s), and the date of submission:

The Monthly Progress Report shall include an Executive Summary (Section 1.0) in MS PowerPoint format, highlighting the progress, issues, and actions relevant to each of the above items and cross-referenced to the Critical Path Gantt Chart.

The report shall detail the planned progress and actual progress during the period covered, explaining why any differences between the two occurred, and if behind schedule what corrective steps and actions are planned.  The project’s plans and schedule must reflect FDA regulatory requirements and guidance.  The monthly report shall include the information listed below that is applicable for the performance period during the month being reported:

a)             Progress in assay development and validation, and process development and validation of Bulk Drug Substance (BDS) and Final Drug Product manufacture to support scale up to full production capacity, including raw material procurement status;

b)             Quality control/quality assurance monitoring:

c)              FDA/CBER inspections and consultation results or recommendations;

d)             Storage and stability studies for expiration date results (accelerated, stress, and long-term storage conditions); c) Security assessment, problems and recommendations;

f)               Progress, results, and final reports of expanded human safety studies;

g)              Progress, results, and final reports of efficacy studies performed in animals if following the Animal Rule, or clinical studies required for Accelerated Approval;

h)             Progress, results, and final reports of any other studies deemed necessary by FDA/CBER;

i)                 Progress in providing data to CDC to support CDC submission of an EUA to be utilized in the case of a smallpox event:

j)                Progress in obtaining FDA/CBER approval/licensure for post-exposure prophylaxis of healthy individuals considered to be at risk subsequent to a known or suspected smallpox virus release;

k)             Progress in execution of any product disposition directions provided by the USG;

I)               Progress, results, and final reports of any necessary additional animal and human studies to obtain expanded labeling in special populations, including pediatric and geriatric populations:

m)         Potency and stability testing results;

n)             Inventory report of total number of vaccine syringes in storage during the month, to include: lot number, expiration date, and bulk quantity (if applicable);

o)             Quantity of out-of-date FDP, assessment and recommendations to replacement FDP orders to maintain required stockpile quantities;

p)             Physical storage facilities (Contractor and SNS) assessments;

q)             Overall project assessment, problems encountered and recommended solutions, etc.

r)                Update to risk mitigation plan (every six months)

The following Format shall be used for preparation of the Monthly Progress Report:

1.0    Executive Summary

2.0    In-Process, Release, and Stability Assays

3.0    Bulk Manufacture

3.1    Process Development and Validation

3.2    Quality Assurance

4.0    Final Drug Product Manufacture

4.1    Process Development and Validation

4.2    Quality Assurance

5.0    Nonclinical Development

6.0    Clinical Development

7.0    Regulatory Strategy and Submissions

7.1    Submissions

7.2    Meetings

7.3    Technical Working Groups

8.0    Security

9.0    Staffing

10.0  Integrated Project Schedule Gantt Chart

11.0  Updated Project Plan based upon the critical path

Each section will include a Project Activity (e.g., Bulk Manufacture) Schedule Gantt Chart.  The Integrated Project Schedule will be inclusive of all indicated project activities in Sections 2.0 through 9.0.  The Critical Path Gantt Chart shall be included along with the Executive Summary.  These Gantt charts will be updated in each Monthly Progress Report and compared to the locked project baseline schedule.

(2)  Final Report — By the expiration date of the contract, the Contractor shall submit a comprehensive Final Report that shall detail, document, and summarize the results of the entire contract work.  The report shall explain comprehensively the results achieved.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SECTION D—PACKAGING, MARKING AND SHIPPING

1.  Report Deliverables

Unless otherwise specified by the Contracting Officer or the Contracting Officer’s representative, delivery of reports to be furnished to the government under this contract (including invoices), shall be addressed as follows:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

2.  Contract Deliverables

Shipment of deliverables to SNS and Short-Term Storage shall be performed in accordance with Section C, under C.1. BACKGROUND/STATEMENT OF WORK, Part C, Requirement 6.

SECTION E—INSPECTION AND ACCEPTANCE

FAR Clauses

1.     FAR Clause No.52.246-2, INSPECTION OF SUPPLIES — FIXED PRICE (AUG 1996)

2.     FAR Clause No.52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

3.     FAR Clause No.52.246-16, RESPONSIBILITY FOR SUPPLIES (APR 1984)

E.I.  INSPECTION AND ACCEPTANCE (JUL 1999)

Inspection and acceptance of the article, services and documentation called for herein shall be accomplished by the Contracting Officer or his duly authorized representative (who for the purposes of this contract shall be the Project Officer) at the destination of the article, service of documentation.

(end of clause)

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SECTION F—DELIVERIES OR PERFORMANCE

FAR Clauses

1.     FAR Clause No. 52.242-15, STOP-WORK ORDER (AUGUST 1989) with ALTERNATE I (A.PR 1984

2.     FAR Clause 52.242-17. GOVERNMENT DELAY OF WORK (APRIL 1984)

F.1. PLACE AND METHOD OF DELIVERY

a.              Delivery of smallpox MVA vaccine required in CLIN 0001 shall be in accordance with FAR 52.247-35 entitled F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APR 1984).

b.              Place of Delivery:  The product shall be delivered to a Strategic National Stockpile (SNS) site(s) to be announced at time of delivery.

F.2. PERIOD OF PERFORMANCE

The period of performance of this contract is from the date of contract award to 5 years after contract award.  Exercise of an option will extend the contract period of performance by up to five (5) additional years.

F.3. TECHNICAL REPORT REQUIREMENT

Item	Deliverable	Quantity	Due Date
1.	Technical Monthly Progress Report	1 Electronic Copy — Project Officer (PO) 1 Electronic Copy — Contracting Officer (CO) 1 Hard Copy - CO	30 days after contract award and by the 15th day of each month during the contract’s period of performance. Not due when Final is due.
2.	Final Report	1 Electronic Copy — P.O. 1 Electronic Copy — C.O. 1 Hard copy - CO	Due on/before the completion date of the contract.

F.4. CONTRACT DELIVERABLES

A.  Base Contract Requirements

Milestones	Deliverable	Quantity	Due Date
1.	Usable MVA Vaccine, in accordance with (IAW) C.2., Item A.1(1)	20 million doses	Sixty (60) months after contract award
2.	FDA/CBER approval letter for the BLA for MVA vaccine for post-exposure prophylaxis of healthy adult individuals, IAW C.2., Item A.1(2)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	To be determined by Contracting Officer based upon clinical trial results and CBER review
3.	Evidence of an ongoing Quality Control/Quality Assurance Program, including a summary of salient results, IAW C.2., Item A.1(3)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	[***]
4.	Final Security Plan, IAW C.2., Item A.1(4)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	[***]
5.	Written Quality Agreement between the Contractor and the SNS Quality Control Unit, IAW C.2., Item A.1(5)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

B. Optional Contract Requirements

Milestones	Deliverable	Quantity	Due Date
1.	Filled and finished FDP corresponding to one (1) lot per year of BUS, IAW C.2., Item A.2.(1)	Annual deliveries	To be determined upon mutual agreement between Contractor and Contracting Officer
2.	Up to 60 million additional single-dose vials of usable VIVA vaccine, IAW C.2., Item A.2.(2)	To be determined	To be determined upon mutual agreement between Contractor and Contracting Officer
3.	FDA/CBER approval letter for BLA license supplement for an expanded clinical indication to include immunocompromised individuals, IAW C.2., Item A.2.(3)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	To be determined by Project Officer based upon clinical trial results and CBER review
4.	FDA/CBER approval letter for BLA license supplement to extend the FDP expiry dating period. TAW C.2., ITEM A.2.(4)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	To be determined
5.	FDA/CBER supplement approval letter for pediatric and geriatric subjects, IAW C.2., Item A.2(5)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	To be determined by Contracting Officer based upon clinical trial results and CBER review
5.	Evidence of an ongoing Quality Control/Quality Assurance Program, including a summary of salient results, IAW C.2., Item A.2(6)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	[***]
6.	Clinical reports of post-marketing studies for health and immunocompromised individuals. IAW C.2., Item A.2(7)	1 Hard Copy to PO 1 Electronic Copy to PO 1 Electronic Copy to CO	To be determined by Contracting Officer

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SECTION G.—CONTRACT ADMINISTRATION DATA

G.1. PROJECT OFFICER

The following Project Officer and Alternate Project Officer will represent the Government for the purpose of this contract:

[***]

Performance of the work hereunder shall be subject to the technical directions of the designated Project Officer and Co-Project Officer for this contract.

As used herein, technical directions are directions to the Contractor, which fill in details, suggests possible lines of inquiry, or otherwise completes the general scope of work set forth herein.  These technical directions must be within the general scope of work, and may not alter the scope of work or cause changes of such a nature as to justify an adjustment in the stated contract price/cost, or any stated limitation thereof.  In the event that the Contractor feels that full implementation of any of these directions may exceed the scope of the contract, he or she shall notify the originator of the technical direction and the Contracting Officer in a letter separate of any required report(s) within two (2) weeks of the date of receipt of the technical direction and no action shall be taken pursuant to the direction.  If the Contractor fails to provide the required notification within the said two (2) week period that any technical direction exceeds the scope of the contract, then it shall be deemed for purposes of this contract that the technical direction was within the scope.  No technical direction, nor its fulfillment, shall alter or abrogate the rights and obligations fixed in this contract.

A Government Project Officer is not authorized to change any of the terms and conditions of this contract. Changes shall be made only by the Contracting Officer by properly written modilication(s) to the contract.  Any changes in Project Officer delegation will be made by the Contracting Officer in writing with a copy being furnished to the Contractor.

G.2. KEY PERSONNEL

This paragraph applies to the cost-reimbursement portion of this contract.  Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

Name	Position
[***]	[***]

G3.  PAYMENT BY ELECTRONIC FUNDS TRANSFER — CENTRAL CONTRACTOR REGISTRATION OR FAR 52.232-33 PAYMENT BY ELECTORNIC FUNDS TRANSFER — OTHER TRANSATIONS (MARCH 2004)

(a)  The Government shall use cicctronic funds transfer to the maximum extent possible when making payments under this contract.  FAR 52.232-34, Payment by Electronic Funds Transfer in Section I, requires the contractor to designate in writing a financial institution for recap of electronic funds transfer payments.

(b)  The contractor shall make the designation by submitting the form titled “ACH Vendor/Miscellaneous Payment Enrollment Form”  This form may be obtained by contacting the Contracting Officer.

(c)  In cases where the contractor has previously provided such designation, i.e., pursuant to a prior contract/order, and has enrolled in the program, the form is not required.

(d)  The competed form shall be forwarding to the Contracting Officer, no later than 14 calendar days before an invoice is submitted.

G.4.  INVOICE SUBMISSION (JULY 1999)

(a)  The Contractor shall submit an original and two copies of contract invoices to the address shown below:

DHHS/OS/ASPR/BARDA

Attn: Contracting Officer

330 Independence Ave., S.W.

Room G640

Washington, D.C. 20201

(b)  The Contractor agrees to include (as a minimum) the fallowing information on each invoice for firm fixed price CLIN’s:

(1)  Contractor’s Narne &Address
(2)  Contractor’s Tax Identification Number (TIN)
(3)  Contract Number
(4)  Invoice Number
(5)  Invoice Date
(6)  Contract Line Item Number
(7)  Quantity
(8)  Unit Price & Extended Amount for each line item
(9)  Total Amount of Invoice
(10) Name, title and telephone number of person to be notified in the event of a defective invoice
(11) Payment Address, if different from the information in (c)(1).

(End of Clause)

Invoice Submission — (Cost-Plus Fixed-Fee CLIN’s)

(a)  Contractor voucher requests for reimbursement shall conform to the form, format, and content requirements of the Billing Instructions for Negotiated Cost Type Contracts, made a part of the contract in Section J.

(b)  The Contractor shall, in addition to the above requirements, submit a detailed breakout of costs as supporting backup and shall place the following signed Contractor Certification on each invoice/voucher submitted under this contract:

I certify that this voucher reflects (fill in Contractor’s name) request for reimbursement of allowable and allocable costs incurred in specific performance of work authorized under Contract (fill in contract number)/Task (fill-in task order number, if applicable), and that these costs are true and accurate to the best of my knowledge and belief.

(Original Signature of Authorized Official)
Typed Name and Title of Signatory

(c)  The date of receipt of a proper invoice/voucher by the Contracting Officer shall be used for the purpose of Prompt Payment Act time computations.

(End of Clause)

G.5.  REIMBURSEMENT OF COST (Apr 2000)

(a) For the performance of the cost-reimbursement portion of this contract, the Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with the clause entitled Allowable Cost and Payment in Section I, Contract Clauses.  Examples of allowable costs include, but are not limited to, the following:

(1) All direct materials and supplies that are used in the performing of the work provided for under the contract, including those purchased for subcontracts and purchase orders.

(2) All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

(3) All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

(4) Special expenditures which, upon request from the Contractor, the Contracting Officer approves as being an allowable cost under this contract, such as purchase or lease of office furniture or equipment, etc..

(5) All travel costs plus per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract.  These costs will be in accordance with the Contractor’s policy and subject to the following:

(i) Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings an fare, or would not make necessary connections).

(ii) Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii) Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv) Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

(b) Except as stated herein and under Section B. Paragraph B.4. PROVISIONS APPLICABLE TO DIRECT COSTS, the Contractor shall not incur costs unless the prior written authorization of the Contracting Officer has been obtained. When costs are incurred without such prior authorization, with the intent of claiming reimbursement as direct costs, it shall be at the contractor’s risk.

G. 6.       INDIRECT COST RATES (APPLICABLE TO CPFF CLIN’s)

In accordance with Federal Acquisition Regulation (FAR) (48 CFR chapter 1) Clauses 52.216-7(d)(2), “Allowable Cost and Payment” incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of health
6100 Building, Room 6B05
6100 Executive Boulevard, MSC 7540
Bethesda, MD  20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

G. 7.       POST AWARD EVALUATION OF PAST PERFORMANCE

Interim and final evaluations of contractor performance shall be conducted on this contract in accordance with FAR 42.15.  The final performance evaluation shall be completed at the time of completion of work. Interim and final evaluations will be submitted to the Contractor as soon as practicable.  The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

G.8.  PAYMENT CONDITIONED ON DELIVERY OF USABLE PRODUCT (See definition in Section C, under C.1., section C)

Delivery of not less than [***] of usable product under CLIN 0001 is a condition for any payment under this contract except as described in subparagraphs B.4.1.I and II on [***] Project BioShield Advance Payment and [***] Advance Payments, respectively.  The Contractor may not invoice for a CLIN prior to the initial delivery of [***] of usable product.

G.9.        PERFORMANCE-BASED PAYMENT - FAR 52.232-32

FAR 52.232-32 Performance-Based Payments requires the Contractor to submit a certification with each request for a performance-based payment.  See Section J, Contract Attachments, item #5 for a copy of the certification that must be completed and forward with each payment request.

G.10. CONTRACTING OFFICER (JULY 1999)

(a)         The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds.  No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

(b)         No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

G.11. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

SECTION H—SPECIAL CONTRACT REQUIREMENTS

H. 1.  HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Milestone 2 has been approved by DHHS, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed Optional Form 310 certifying IRB review and approval of the protocol.  The human subject certification can be met by submission of the Contractor’s self designated form, provided that it contains the information required by the Optional Form 310.

H. 2. HUMAN MATERIALS

It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract will be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

H.3.  PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.270-10 ANTI-LOBBYING (Jan 2006)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract: the making of any Federal grant: the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.  For additional information ofprohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352270-10 “Anti-Lobbying” (January 2006), the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or focal legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

(End of Clause)

H.4.  PRIVACY ACT APPLICABILITY (Apr 2000)

(a)  Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government.  The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at

http://www.gpoaccess.gov/cfr/index.html

(b)  The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

(c)  The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200. This document may be obtained at the following link:  http://oma.od.nih.gov/ms/privacv/pa-files/0200.htm

(End of Clause)

Note: Clinical trials cannot be initiated until the System Notice has been published and the Contracting Officer notifies the contractor.

H.5.  LABORATORY LICENSE REQUIREMENTS (May 1998)

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended).  This requirement shall also be included in any subcontract for services under the contract.

(End of Clause)

H.6.  DISSEMINATION OF INFORMATION (May 1998)

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Project Officer.

(End of Clause)

H.7.  IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS).  DHHS reserves the right to review any other data determined by DHHS to be relevant to this contract. The contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

H.8.  INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USDA) is required to use regulated species of animals for biomedical purposes. The USDA office contact information is available at http://www.aphis.usda.gov/ac/acorg.html.  They are responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm.  An essential requirement of the PHS Policy http://grants2.nih.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U. S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A) http://www.nal.usda.gov/awic/legislat/usdaleg1.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act.  The Guide may differ from USDA regulations in some respects. Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request.  Those that meet the high standards are given the Accredited status.  As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC.  While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable.  AAALAC uses the Guide as their primary evaluation tool.  They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching.  It is published by the Federated of Animal Science Societies http://www.fass.org.

H.9.  NOTICE TO OFFERORS OF REQUIREMENTS FOR ADEQUATE ASSURANCE OF PROTECTION OF ADEQUATE ASSURANCE OF PROTECTION OF VERTEBILtTE ANIMAL SUBJECTS

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW). establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS. The PF1S Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities.  Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.”  This Policy implements and supplements the US. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis For developing and implementing an institutional animal care and use program. This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals. All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et. seq.) and other Federal statutes and regulations relating to animals. These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163. See http://grants.nih.gov/grants/olaw/olaw.htm. No PHS supported work for research involving vertebrate animals will be conducted by an organization. unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy. Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy.  No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy.  Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met. Foreign applicant organizations are not required to submit IACUC approval.

H.10. APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services. Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW).  Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction:  Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.2k. Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/olawaddr.htm.

H.11.  MANUFACTURING STANDARDS

The current Good Manufacturing Practice regulations (cGMP), e.g. 21 CFR parts, 58. 210, 211. 600 and 610 series as well as other- relevant and applicable FDA guidelines will be the standard to be applied by the contractor for the manufacturing, processing, packaging and release of this vaccine product.

If at any time during the life of the contract, the Contractor fails to comply with cGMP in the manufacturing, processing and packaging of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by CBER and CDER, the Offeror shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure.  If the offeror fails to take such an action within the thirty (30) calendar day period, then the contract may be terminated.

H.12.  PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to Executive Order 13224 and Public Law 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

H.13 . REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73.  No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.gov/od/sap/docs/42cfr73.pdf) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents.  The contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73.  The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73.  When requested by the contracting officer, the contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents.  This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies.  For the purpose of security risk assessments, the contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins. biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/.

H.14.  OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in Section I, Paragraph I.3., the contract will consist only of CLIN’s 0001-0006 of the Statement of Work as defined in Sections C and F of the contract.  Pursuant to clause 52.217-7 set forth in Section I of this contract, under I.3., the Government may, by unilateral contract modification, require the Contractor to perform any of the additional CLIN’s listed in Section B, Paragraph B.2. and as also defined in Sections C and F of this contract.  If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the amount of the contract will be increased as set forth in Section B. Paragraph B.2.

H. 15.  LIABILITY PROTECTION UNDER PREP ACT

The Public Readiness and Emergency Preparedness Act (PREP Act), Public Law 109-148, Division C, 119 Stat. 2818 to 2832, amended the Public Health Service Act, 42 U.S.C. 243 et seq., to provide targeted liability protections.  The Government agrees that the medical countermeasure delivered by the contractor under this contract will not be administered for use in humans, unless the Secretary executes a declaration in accordance with section 319F-3(b) of the Public Health Service Act, 42 U.S.C. 247d-6d, that the medical countermeasure delivered under this contract is a covered countermeasure to which section 319-F-3(a) applies subject to the terms and conditions of the declaration.

H. 16. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels.  The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models.  If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment.  In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

H. 17. ACKNOWLEDGMENT OF FEDERAL FUNDING

A.            Section 507 of P.L. 104-208 mandates that contractors funded with Federal dollars. in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents.  Contractors are required to state (1) the percentage and dollar amounts of the total program or project costs financed with Federal money, and (2) the percentage and dollar amount of the total casts financed by nongovernmental sources.

This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

B.            Publication and Publicity

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of Public Health Emergency Preparedness. Office of Research and Development Coordination whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract No. HHSO100200700034C.”

C.            Press Releases

Pursuant to Section 508 of Public Law 105-78, the contractor shall clearly state, when issuing statements, press releases. requests for proposals, bid solicitations and other documents describing projects or programs Funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be Financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

H. 18. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in DHHS funded programs is encouraged to report such matters to the NHS Inspector General’s Office in writing or on the Inspector General’s Hotline.  The toll-free number is 1-800-HHS-TIPS (1-800-447-8477).  All telephone calls will be handled confidentially.  The e-mail address is Htips@os.dhhs.gov.

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, DC 20026

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

H. 19.  MANUFACTURING STANDARDS

The Current Good Manufacturing Practice Regulations (cGMP) (21 CFR Parts 210-211) will be the standard to be applied for manufacturing, processing and packing of this product.

If at any time during the life of the contract, the Offeror fails to comply with cGMP in the manufacturing, processing and packaging of this product and such failure results in a material adverse effect on the safety, purity or potency of this product (a material failure) as identified by CBER and CDER, the Offeror shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure.  If the Offeror fails to take such an action within the thirty (30) calendar day period, then the contract may be terminated.

H.20.  INCORPORATION OF TECHNICAL PROPOSAL

[***]

H.21.  SUBCONTRACTING PROVISIONS

a. Small Business Subcontracting Plan

(1)         The Small Business Subcontracting Plan dated May 23, 2007 is attached hereto and made a part of this contract.

(2)         In addition to the goals listed in the attached plan. the following goals are added:

a.              Total estimated dollar and percent of planned subcontracting with VETERAN-OWNED SMALL BUSINESSES:

[***]
[***]
[***]
[***]
[***]

b.              Total estimated dollar and percent of planned subcontracting with SERVICE-DISABLED VETERAN OWNED SMALL BUSINESSES:

[***]
[***]
[***]
[***]
[***]

b.  Subcontracting Reports

(1)         Individual Subcontract Reports (ISR)

The Contractor shall submit the original and 1 copy of the Subcontracting Report for Individual Contracts, SF 294, in accordance with the instructions on the report as referenced in Public Law 95-507, Section. 211.  The report shall be submitted to the Contracting Officer at the address specified in Section U. Regardless of the effective date of this contract, the Report shall be submitted on the following dates for the entire life of this contract:

April 30th
October 30th

(2)         Summary Subcontract Report (SSR)

The Contractor shall submit the original and 1 copy of the Summary Subcontract Report, SF 295, in accordance with the instructions on the report as referenced in Public Law 95-507, Section, 211.  The report shall be submitted to the Contracting Officer at the address specified in Section D.  Regardless of the effective date of this contract, the report shall be submitted annually on the below date for the entire lift of this contract.  The first report shall be submitted after the first year of this contract in addition to any fractional part of the year in which this contract became effective.

October 30th

PART II- CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

I.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov and http://www.dhhs.gov/oamp/dap/hhsar.html/

A.  Negotiated Fixed Price Suppiv Contract General Clauses

(1)  FEDERAL ACQUISITION REGULATION (FAR) (48 CHAPTER 1) CLAUSES

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment fur Illegal or Improper Activity (Over $100,000)

52.203-12	Sep 2005	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Jul 2006	Central Contractor Registration

52.200-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.211-5	Aug 2000	Material Requirements

52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)

52.215-5	Oct 1997	Order of Precedence - Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2004	Pension Adjustments and Asset Reversions

52.215-18	Jul2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Sep 2006	Small Business Subcontracting Plan (Over $500.000)

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)

52.222-19	Jan 2006	Child Labor—Cooperation with Authorities and Remedies

52.222-20	Dec 1996	Walsh-Healey Public Contracts Act

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Mar 2007	Equal Opportunity

52.222-35	Sep 2006	Equal Opportunity ror Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities and Other Eligible Veterans

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act - Supplies

52.225-13	Feb 2006	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-3	Apr 1984	Patent Indemnity

52.229-3	Apr 2003	Federal, State and Local Taxes (Over $100,000)

52.232-1	Apr 1984	Payments

52.232-8	Feb 2002	Discounts For Prompt Payment

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-11	Apr 1984	Extras

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-23	Jan 1086	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment

52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-1	Aug 1987	Changes - Fixed-Price

52.244-2	Aug 1998	Subcontracts *If written consent to subcontract is required, the identified subcontracts are listed in Section B, Paragraph B.4, Advance Understandings.

52.244-6	Mar 2007	Subcontracts for Commercial Items

52.245-2	May 2004	Government Property (Fixed-Price Contracts)

52.249-2	May 2004	Termination for the Convenience of the Government (Fixed-Price)

52.249-8	Apr 1984	Default (Fixed-Price Supply and Service)(Over $100,000)

52.253-1	Jan 1991	Computer Generated Forms

(2)         DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2006	Definitions

352.232-9	Jan 2006	Withholding olContract Payments

352.270-4	Jan 2001	Pricing of Adjustments

352.270-6	Jan 2006	Publications and Publicity

352.270-7	Jan 2006	Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT - Rev. 03/2007.

B. Cost-Reimbursement Research and Development General Clauses

(1)         FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Sep 2005	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Jul 2006	Central Contractor Registration

52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended. or Proposed for Debarment (Over $25,000)

52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)

52.215-8	Oct 1997	Order or Precedence - Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.2I5-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2004	Pension Adjustments and Asset Reversions

52.215-I$	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications

52.216-8	Mar 1997	Fixed Fee

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.214-9	Jan 2002	Small Business Subcontracting Plan (Over $500.000)

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Mar 2007	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era. and Other Eligible Veterans

52.222-36	Jun 1948	Affirmative Action For Workers with Disabilities

52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-50	Apr 2006	Combating Trafficking in Persons

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over S100,000)

52.225-1	Jun 2003	Buy American Act - Supplies

52.225-13	Feb 2006	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent. Alternate 1 (Apr 1984)

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-11	Jun 1997

Patent Rights - Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i)through (iv). The Frequency ofreporting in (i) is annual.

52.227-14	Jun 1987	Rights in Data - General

52-232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $140,000)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in Section B. Paragraph B.4., Advance Understandings.

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.244-6	Mar 2007	Subcontracts for Commercial Items

52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)

52.245-9	Aug 2005	Use and Charges

52.241-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	May 2004	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

(2)         DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2001)

352.216-72	Jan 2006	Additional Cost Principles

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.232-9	Jan 2006	Withholding of Contract Payments

352.233-70	Jan 2006	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Jan 2006	Key Personnel

352.270-6	Jan 2006	Publications and Publicity

352.270-7	Jan 2006	Paperwork Reduction Act

[ End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT
 - Rev. 03/2007].

1.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES

FAR 52.252-6 , Authorized Deviations in Clauses (Apr1984):

FAR 52.216-7, Allowable Cost and Payment (Dec 2002) (DEVIATION). Paragraph (a)(l) is modified to read as follows:

“In accordance with Public Law 108-276, the Contractor may not invoice for payment under contract line item numbers (CLIN’s) 0004, 0005, and 0406 prior to satisfying the paragraph of this contact entitled “Payment conditioned on delivery of usable product.”  After satisfaction of the paragraph “Payment conditioned on delivery of usable product,” the Government will make payments to the Contactor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) Subpart 31.2 in effect on the date of this contract and the terms of this contract.  The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.”

I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

A.            FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

(1)         52.217-7 Option for Increased Quantity - Separately Priced Line Item (MARCH 1989).

“....The Contracting Officer may exercise the option by written notice to the Contractor within 60 days prior to the expiration of this contract ......

(2)         52.215-17 Waiver of Facilities Capital Cost of Money (October 1997)

(3)         52.224-1, Privacy Act Notification (April 1984)

(4)         52.224-2, Privacy Act (April 1984)

(5)         52.229-6, Taxes — Foreign Fixed-Price Contracts (June 2003)

(6)         52.229-3 Taxes—Foreign Cost- Reimbursement Contracts.(March 1990)

(7)         52.232-32, Performance-Based Payments (FEB 2002)

“(c)(2) ..The designated payment office will pay approved requested on the 30th day after receipt of the request for the performance-based payment.”

B.  DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:  Full text of these clauses can be found at http://www.dhhs.gov/oamp/dap/hhsar.html/

(1)         HHSAR 352.223-70, Safety and Health (JANUARY 2006)

(2)         HHSAR 352.224-70, Confidentiality of Information (JANUARY 2006)

Note: The following information is covered by this clause:  Data obtained from human subjects

(3)         HHSAR 352.270-5, Key Personnel (JANUARY 2006)

I.4.  Additional Contract Clauses of SECTION 1— Added in full text

(1) FAR 52,222-39 Notification of Emplovee Rights Concerning Payment of Union Dues or Fees.

Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004)

(a) Definition. As used in this clause—

“United States” means the 50 States, the District of Columbia. Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted.  The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees.  However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment.  If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)
To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR Part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b). (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part. and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR Part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures.  Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to—

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements:

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract: and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations, one for contractors covered by the Railway Labor Act and a second for all other contractors.  The Contractor shall—

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards. Office of Labor- Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW. Room N-5650, Washington. DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR Part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order.  If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

1)             Billing Instructions for Fixed Price Type Contracts, 1 page

2)             Billing Instructions for Cost Type Contracts, 3 pages

3)             Optional Form 310, Protection of Human Subjects Assurance, 1 page

4)             Project Plan and Product Delivery Summary, 6 pages

5)             Contractor Certification for Requesting Performance-Based Payments, 1 page

6)             Small Business Subcontracting Plan, 8 pages

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The following documents are incorporated by reference in this contract:

1)             Annual Representations and Certifications completed at the Online Representations Applications (ORCA) website.

2)             Certificate of Current Cost or Pricing Data, May 11, 2007

3)             Human Subjects Assurance Identification Number FW A00004396.

4)             Animal Welfare Assurance Number A-5554-01.

END OF THE SCHEDULE
(CONTRACT)

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CONTRACT ORDER NO. IN ITEM 10A. FAR 1.602-1 and mutual agreement of the parties E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: [***] Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. [***] NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 7th Sep 2007 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED September 17, 2007 (Signature of person authorized to sign) (4) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). 4 C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 1 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Bogeskovvej 9 DK-3490 Kvistgaard Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract No: HHSO100200700034C
Modification No: 1

SPECIAL PROVISIONS

Under B.4. ADVANCE UNDERSTANDINGS, within II. “[***]”
item 2. “Advance Payment Milestone #2 Requirements,” paragraph [***] is superseded by the following:

[***]

No other terms or conditions are changed by this modification.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) N/A 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. FAR 1.602-1 and mutual agreement of the parties E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To revise the Contractor's address, as reflected in Block #8 of this form. No other terms or conditions are changed by this modification. Total Contract Dollar Amount: Total Funds Obligated: Contract Expiration Date: $[***] (unchanged) $[***] (unchanged) June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***]CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 5/11 07 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED November 13, 2007 (Signature of person authorized to sign) (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). Y C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 1 2. AMENDMENT/MODIFICATION NO. 2 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC. N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) CAN: 1993219 Appropriation: 75 7005/130714.001 Object Class: 26101 Amount: $[***] 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: [***] No other terms or conditions are changed by this modification. Total Contract Dollar Amount: Total Funds Obligated: Contract Expiration Date: $[***] (changed) $[***] (changed) June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. [***], Contracting Officer NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***] 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 13/8 ‘08 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED August 14, 2008 (Signature of person authorized to sign) (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). Y C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1 and mutual agreement of the parties D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. 3 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SPECIAL PROVISIONS	Contract No: HHSO100200700034C Modification No: 3

This purpose of this modification is to make the following changes:

I.                Under Section B — SUPPLIES OR SERVICES AND PRICES/COSTS, B.2 “Prices/Costs,” within paragraph A.2., CLIN 0005 is revised to reflect an increased dollar amount as the result of a cost growth.  Paragraph A.2. and the CLIN 0005 listing are therefore revised as shown below:

A.            BASE CONTRACT

2.              ESTIMATED COST AND FIXED FEE (CPFF)

In consideration for completion of the work to be performed under CLINs 0004, 0005, and 0006, as shown below, and in accordance with the Statement of Work, it is estimated that the total cost to the Government for full performance of this contract will be $[***]  , of which the sum of $[***] represents the estimated reimbursable costs and $[***] represents the fixed-fee.  These amounts also represent the total amount of funds currently available for payment and allotted under the CPFF portion of this contract.  It is estimated that this amount will cover performance of the contract through the expiration date.  See Section F, Paragraph F.2. on the contract’s period of performance.

CLIN’s	SUPPLIES/SERVICES	EST. COST		FIXED FEE		TOTAL EST. CPFF
0005	Security of Contract Operations, in accordance with Requirement 8	$	[***]	$	[***]	$	[***]

II.           Under Section I — FAR CLAUSES, within 1.4. “Additional Contract Clauses of SECTION I — Added in Full
Text,” the following clause is added:

FAR 52.203-1 - DISPLAY OF HOTLINE POSTER(S) (DEC 2007)

(a)  Definition.

“United States,” as used in this clause, means the 50 States, the District of Columbia, and outlying areas.

(b)         Display of fraud hotline poster(s).  Except as provided in paragraph (c)—

(1)  During contract performance in the United States, the Contractor shall prominently display in common work areas within business segments performing work under this contract and at contract work sites—

(i) Any agency fraud hotline poster or Department of Homeland Security (DHS) fraud hotline poster identified in paragraph (b)(3) of this clause; and

(ii) Any DHS fraud hotline poster subsequently identified by the Contracting Officer.

(2) Additionally, if the Contractor maintains a company website as a method of providing information to employees, the Contractor shall display an electronic version of the poster(s) at the website.

(3) Any required posters may be obtained as follows:

Hotline Poster can be obtained (downloaded) from US Department of Health & Human Services, Office of Inspector General at the below website:

http://www.oig.hhs.gov/hotline.html

2

(i) Appropriate agency name(s) and/or title of applicable Department of Homeland Security fraud hotline poster); and

(ii) The website(s) or other contact information for obtaining the poster(s).)

(c) If the Contractor has implemented a business ethics and conduct awareness program, including a reporting mechanism, such as a hotline poster, then the Contractor need not display any agency fraud hotline posters as required in paragraph (b) of this clause, other than any required DHS posters.

(d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in all subcontracts that exceed $5,000,000, except when the subcontract—

(1) Is for the acquisition of a commercial item; or

(2) Is performed entirely outside the United States.

All other terms and conditions of the contract are unchanged and remain in full force and effect.

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To change the Project Officer assignment, and to document that the requirement for a countermeasure declaration under H.15. Liability Protection under PREP Act has been satisfied. No other terms or conditions are changed by this modification. Total Contract Dollar Amount: Total Funds Obligated: Contract Expiration Date: $[***] (unchanged) $[***] (unchanged) June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. [***] NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) CEO & PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA [***] 16C. DATE SIGNED 11/11/08 (Signature of person authorized to sign) (Signature of Contracting Officer) (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). Y C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1 and mutual agreement of the parties D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 4 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURC. N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SPECIAL PROVISIONS	Contract No: HHSO100200700034C Modification No: 4

The following changes are made to the subject contract:

1.              The Project Officer assignment set forth in the contract under G.1. Project Officer is changed from [***].

2.              As a result of the Federal Register notice posted on October 17, 2008 that declared smallpox to be a covered countermeasure, the clause entitled H.15. Liability Protection under PREP Act has been satisfied.

All other terms and conditions of the contract are unchanged and remain in full force and effect.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

NO. 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) N/A 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. THE CONTRACT ORDER NO. IN ITEM 10A. FAR 1.602-1 and mutual agreement of the parties E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSES: (1) To make a correction to Section I, "Contract Clauses"; and (2) to revise Section J, "List of Attachments," to incorporate the executed Quality Agreement into the contract. No other terms or conditions are changed by this modification. Total Contract Dollar Amount: Total Funds Obligated: Contract Expiration Date: $[***] (unchanged) $[***] (unchanged) June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***], PRESIDENT & CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 10/6 2009 16B. UNITED STATES OF AMERICA [***] 16C. DATE SIGNED 17 June, 2009 (Signature of person authorized to sign) (Signature of Contracting Officer) () A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).  C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 5 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURC. N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgard Denmark (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

SPECIAL PROVISIONS	Contract No: HHSO100200700034C Modification No: 5

The following changes are made to the subject contract:

1.              Under Section I “Contract Clauses,” I.4. is amended to correct the FAR citation for the Display of Hotline Poster(s). The correct FAR citation for the clause Display of Hotline Poster(s) (Dec 2007) is FAR 52.203- 14.

2.              Section J, List of Attachments, is amended to add the executed Quality Agreement as listed below and attached to this modification.

Item 7- Quality Agreement between Bavarian Nordic A/S and Division of Strategic National Stockpile, Coordinating Office of Terrorism Preparedness and Emergency Response, Centers for Disease Control and Prevention, in conjunction with the Biomedical Advanced Research and Development Authority, 19 Pages.

All other terms and conditions of the contract are unchanged and remain in full force and effect.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) N/A 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. THE CONTRACT ORDER NO. IN ITEM 10A. FAR 1.602-1 and mutual agreement of the parties E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: (1) To add an advanced understanding for the Contractor's responsibilities related to the USDA permit for vaccine importation; and (2) to delete the requirement for [***]. No other terms or conditions are changed by this modification. Total Contract Dollar Amount: Total Funds Obligated: Contract Expiration Date: $[***] (unchanged) $[***] (unchanged) June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***], PRESIDENT & CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] (Signature of person authorized to sign) 15C. DATE SIGNED Dec 15, 2009 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED Dec 15, 2009 (Y) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). Y C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 6 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SPECIAL PROVISIONS	Contract No: HHSO100200700034C Modification No: 6

The following changes are made to the subject contract:

1.              Under Section B, Supplies or Services and Prices/Costs, B.4. ADVANCED UNDERSTANDINGS, item #8 is added to incorporate Contractor responsibilities related to the USDA permit for vaccine importation as follows:

8.              The Contractor agrees to assume the following responsibilities with regard to the USDA permit for vaccine importation: (1) pay the USDA fee during importation; (2) present and file the USDA permit during importation; and (3) ensure the production/shipments are in compliance with the current USDA permit.

2.              In Section H, Special Contract Requirements, H.21. SUBCONTRACTING PROVISIONS is deleted in its entirety.

3.              Under Section I, Contract Clauses, I.1. CLAUSES INCORPORATED BY REFERENCE, is amended to delete the following clauses:

FAR CLAUSE NO.	DATE	TITLE
52.219-9	Sep 2006	Small Business Subcontracting Plan (Over $500,000)
52.219-16	Jan 1999	Liquidated Damages- Subcontracting Plan (Over $500,000)

4.              In Section J, LIST OF ATTACHMENTS, the following item is deleted in its entirety:

6)             Small Business Subcontracting Plan, 8 pages

All other terms and conditions of the contract are unchanged and remain in full force and effect.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offersis extended,is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) N/A 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. ORDER NO. IN ITEM 10A. FAR 1.602-1 and mutual agreement of the parties E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To change the milesone requirement associated with the Performance Based Payment; (2) to update portions of Sections C and F based upon changes to the projects; and (3) to add indirect rates for the cost-reimbursement CLIN’s that apply specifically to this contract. No other terms or conditions are changed by this modification. Total Contract Dollar Amount: Total Funds Obligated: Contract Expiration Date: $[***] (unchanged) $[***] (unchanged) June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***], CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] (Signature of person authorized to sign) 15C. DATE SIGNED 04-May-2010 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED May 4, 2010 (4) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT FAR 52.243-1 Changes — Fixed Price (August 1987) B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). 4 C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 5 2. AMENDMENT/MODIFICATION NO. 7 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/AMCG 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

SPECIAL PROVISIONS	Contract No: HHSO100200700034C Modification No: 7

The following changes are made to the subject contract:

1.              Under Section B, Supplies or Services and Prices/Costs, B.4. ADVANCED UNDERSTANDINGS, item III. Performance-Based Payment (PMP) is revised to substitute a new milestone requirement as shown below.  The Phase 3 related requirements that were previously in this item are hereby moved to Sections C and F.

III.      Performance-Based Payment (PBP) - $[***]

In accordance with FAR 32.102, the below listed performance- based payment is authorized based upon the completion of the associated tasks. These performance-based payments are fully recoverable, in the event of default.

This milestone will occur no later than [***] after the first delivery of vaccine to the Strategic National Stockpile (SNS).

[***]

2.              Under Section C — Description/Specifications, C.1. STATEMENT OF WORK, the following changes are made:

1)             Under Requirement 1— Vaccine Production and cGMP Compliance, paragraph c) on the development of the labeling strategy is superseded by the following:

c)              The Contractor shall develop a labeling strategy in consultation with CBER to allow ease of transition from IND to licensed product.  The Contractor is responsible for obtaining approval for this strategy from FDA/CBER. After approval is received, the Contractor shall implement the labeling changes and conduct the required activities upon licensure.

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

2)             Under Requirement 2 — Assay Validation and Stability Testing of Finished Vaccine, paragraph b) is modified to add language on the stability monitoring program. The revised paragraph is shown below:

b)             The Contractor shall conduct accelerated and real-time stability studies, including potency testing, on the BDS lots stored by the Contractor and FDP lots placed in the SNS in conformance with FDA/CBER requirements throughout the contract lifetime.  Additionally, the Contractor shall develop a stability monitoring program to be used for monitoring product stored in the SNS over the life of the contract or the expiration date of the vaccine, or until vaccine is used, whichever comes first. Under the stability monitoring program the
Contractor must develop protocols and Standard Operating Procedures (SOPs), which shall be forwarded to BARDA for review and then submitted to the FDA for approval. Prior to the receipt of FDA approval,, the Contractor shall sample initial deliveries according to a BARDA approved protocol.

3)             Under Requirement 4 — Conduct of Safety and Efficacy Studies — paragraph d), e), and f) are added as follows:

d)                         [***] prior to a FDA submission connected with safety and efficacy studies, the Contractor shall submit to the Project Officer and Contracting Officer for review and concurrence a copy of all final clinical forms, to include the below items:

(i)             Final Phase 3 study protocol

(ii)          All relevant IRB approval forms and all relevant assurance forms

(iii)       Blank copies of case report forms

(iv)      Copy of the unsigned consent form

e)                          The Project Officer and other designated Government representatives reserve the right to conduct a Good Clinical Practices (GCP) review on all Phase 3 Clinical Research Organization (CRO) sites.  If a GCP review is conducted, the Project Officer will provide the Contractor with a summary of written findings within [***] following the completion of the last site visit related to the GCP review.  Within [***] after receipt of these written findings, the Contractor shall submit a remediation plan with timelines to the Project Officer and Contracting Officer for review and concurrence.  If the Government determines that this plan must be further revised, the Project Officer will provide further comments within [***].  The Contractor shall then submit a finalized plan to the Project Officer and Contracting Officer within another [***] for Government concurrence.

f)                           The Contractor shall initiate the pivotal Phase 3 clinical study to support Biological License Applications (BLA) and provide proof of successful enrollment of the first [***] individuals. Proof of this enrollment maybe a confirmation of the date on which the
[***] individual was enrolled.  This information shall be submitted to the Project Officer and Contracting Officer for review and concurrence.

4)             he following changes are made to Requirement 6 —Shipment to SNS and Short-Term Storage:  paragraph c) is modified to change the limitation for no more than 1 delivery per month; and paragraph d) is inserted to add a requirement to conduct studies of thawed product.  Paragraphs c) and d) are shown below.

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

c)              The Contractor shall be responsible for the secure and segregated storage of held intermediates and the FDP prior to lot release and subsequent arrival at the SNS. The Contractor may also be required to store FDP at its own facility for up to three months.  The Contractor may propose a delivery schedule that shall be agreed upon by BARDA and the SNS.  Thirty days advance notice is required prior to shipment to the SNS.  However, while the product is in long-term storage with the USG (i.e., in the SNS), the Contractor shall continue to be responsible for all quality control/quality assurance monitoring and subsequent reporting necessary to insure appropriate storage conditions of the product until said product is licensed.  The Contractor, via this contract with the USG, will be expected to establish a written Quality Agreement as to the manner in which the product will be stored within the specific USG stockpile facility(ies) that have been identified post contract award.  In addition, this Quality Agreement will outline the responsibilities of both the Contractor and the USG (i.e., SNS- Quality Control).  These documents shall be drafted and signed by both parties prior to the transport and storage of the product.

d)             The Contractor shall be responsible for performing studies of [***] and then monitored for potency over time. These studies are required for potential shipment for use during an emergency.  Within [***] of study completion, the Contractor is required to submit data from these studies to BARDA, the CDC and the FDA.  The Contractor shall also include these data and information regarding the practical use of thawed product on information provided to the end user.

3.              Under Section C — Description/Specifications, C.2. REPORTING REQUIREMENTS AND DELIVERABLES, A. Deliverables, 1. Base Contract Deliverables, is revised to modify item (3) and add items (6) and (7).  The revised base contract deliverables section is shown below:

A.            Deliverables

1.              Base Contract Deliverables:

(1)         A minimum of 20 million single-dose vials of usable MVA vaccine (see Section 2. Specific Technical Requirements) in frozen liquid suspension to be delivered to the SNS to support use under an EUA, for immunocompromised individuals, to be delivered within 60 months of the contract award date.

(2)         An FDA/CBER approval letter for the BLA for MVA vaccine for post-exposure prophylaxis of healthy adult individuals considered to be at risk subsequent to a known or suspected smallpox virus release.

(3)         Evidence, including a summary of salient results, of an ongoing stability monitoring program for stability testing of the retained lots of product stored in the SNS. Information to be provided to BARDA prior to submission to the FDA for approval includes protocols and SDP’s.

(4)         A security plan that has received Government concurrency in advance of initiating work at any facility performing under this contract.

(5)         Written Quality Agreement between the Contractor and the SNS Quality Control Unit within 6 months of award.

(6)         The following information prior to the FDA submission for safety and efficacy studies: final Phase 3 study protocol; all relevant IRB approval forms and all relevant assurance forms; blank copies of case report forms; copy of the unsigned consent form

4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

(7)         Proof of enrollment for the first 500 individuals on the Phase 3 clinical study.

(8)         Data from potency studies at [***].

4.              Under Section F — Deliveries or Performance, F.4. CONTRACT DELIVERABLES, is revised to add item #6 to the contract deliverables as shown below.  This item relates to the Phase 3 clinical study to support a Biological License Applications (BLA).  These deliverables were previously included in the Performance Based Payment.

F.4.  CONTRACT DELIVERABLES

A.  Base Contract Requirements

Milestones	Deliverable	Quantity	Due Date
6.	[***]	[***]	[***]
7.	[***]	[***]	[***]
8.	[***]	[***]	[***]

5.              Under Section G, Contract Administration Data, G. 6. INDIRECT COST RATES (APPLICABLE TO CPFF CLIN’s), is revised to read as follows:

(a)         In accordance with Federal Acquisition Regulation (FAR) (48 CFR chapter 1) Clauses 52.216-7(d)(2), “Allowable Cost and Payment” incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of health
6100 Building, Room 6B05
6100 Executive Boulevard, MSC 7540
Bethesda, MD 20892-7540

(b)         [***]:

[***]
[***]

All other terms and conditions of the contract are unchanged and remain in full force and effect.

5

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) $0.00 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. IN THE CONTRACT ORDER NO. IN ITEM 10A. E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To add a Performance Based Payment (PBP) and conditions at no addittonal cost. No other terms or conditions are changed by this modification. Total Contract Dollar Amount: Total Funds Obligated: Contract Expiration Date: $[***] (unchanged) $[***] (unchanged) June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***], VICE PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 14 Sep 2011 16B. UNITED STATES OF AMERICA [***] 16C. DATE SIGNED 14 Sep 2011 (Signature of person authorized to sign) (Signature of Contracting Officer) (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE FAR 52.243-1 Changes – Fixed Price (August 1987) X B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 4 2. AMENDMENT/MODIFICATION NO. 8 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURC. N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Continuation Sheet	Contract No: HHSO100200700034C Modification No: 8

Modification No. 008 (the “Mod 8”) to Contract No. HHSO10020700034C (the “Contract”, as modify to the date of Mod 8. (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”). a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A. 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be hound by the terms and conditions hereof,

The Contract is modified as follows:

I.                Under Section B, Supplies or Services and Prices/Costs, B,A.  ADVANCED
UNDERSTANDINGS, item III. Performance-Based Payment is revised to add a new milestone requirement as shown below:

III.      Performance-Based Payment “PBP” - $[***]

By effect of this Mod 8 one. additional PBP is added to the Contract in the amount of $[***] with funding already allotted to the Contract.  With the [***] PBP total PBP’s are now
$[***].

In accordance with FAR 32.102, the below listed performance- based payment is authorized based upon the completion of the associated tasks.  These performance-based payments are fully recoverable, in the event of default.

[***]

[***]

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

(End of paragraph 1)

2.              [***]

(End of paragraph 2)

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3.              Article F.4. Contract Deliverables will be revised, and made part of the Contract by modification, to include a delivery schedule as a result of achieving an Operational rate of production of [***] at the achievement date of the PBP

(End of paragraph 3)

4.              Article F.5. Government Notification prior to Delivery

The Contractor shall notify the Contracting Officer and Contracting Officer Technical Representative in writing (email or letter) at least [***] calendar days prior to each of the Contractor’s proposed deliveries of FDP.  After receipt of each notification, the Contracting Officer will either consent or reject that delivery.  If the Contracting Officer rejects that delivery, then the Contractor shall not make that delivery.  Examples of scenarios when the Contracting Officer may reject the Contractor’s request include but are not limited to USG-personnel unavailability, Contractor non-compliances, or USG excusable delays.  If the Contracting Officer consents to that delivery, the Contracting Officer will furnish a location for that delivery to the Contractor at least [***] prior to that delivery.

(End of paragraph 4)

5.              Contract Section H - Special Contract Requirements is revised to add the following:

H.22.  Conflict of Interest

As of the date of this Modification, the Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information. Following execution of this Modification, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days.  The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions, which the Contractor has taken of proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest.  The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict or interest.  If the Contractor was aware of a potential organizational conflict of interest as of the date of execution of the Modification or discovered an actual or potential conflict after the date of execution of this Modification and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

H.23.                  Release of Contractor Confidential Information

(a)                                 The Department of Health and Human Services (“HHS”) may find it necessary to release information submitted by the Contractor pursuant to the provisions of this contract, to individuals not employed by HHS with whom HHS has entered into confidentiality/non-disclosure agreements.  Information that is ordinarily entitled to confidential treatment under applicable law may be included in the information released to these individuals.  Accordingly, by signature on this contract or other contracts, Contractor hereby consents to a

3

limited release of its confidential information (“CI”) provided that such information is not released to other companies that manufacture MVA.

(b)                                 Possible circumstances where HHS may release the Contractor’s CI to entities that are under confidentiality/non-disclosure agreements with HHS include, but are not limited to, the following:

(1)  To HHS support service contractors tasked with assisting HHS in the administration, evaluation, audit, or handling and processing information and documents in the award, administration, or termination of HHS contracts.

(2)  To entities such as the Government Accountability Office, boards of contract appeals, and courts of competent jurisdiction in the resolution of solicitation or contract protests and disputes.

(3) To HHS contractor employees engaged in information systems analysis, development, operation, and maintenance, including performing data processing and management functions for HHS.

(4) Pursuant to a court order or court-supervised agreement.

(c)                                  HHS recognizes an obligation to protect the Contractor from competitive harm that may result from the release of CI to a competitor. Except where otherwise provided by law, HHS will only permit the release of CL pursuant to a confidentiality/non-disclosure agreement.

(d) This clause does not authorize HHS to release the Contractor’s CI to the public pursuant to a request filed under the Freedom of Information Act unless required to do so by the Act.

(e) The Contractor agrees to include this clause, including this paragraph (e), in all subcontracts executed after the date of this Modification at any tier awarded pursuant to this contract that require the furnishing of confidential business information by the subcontractor.

(End of paragraph 5)

Each Party represents and warms to the other Party that Mod 8’s terms, conditions. and forms of expressions were negotiated and bargained by and between the Parties.  Except for the Contract changes effectuated by Mod 8, each Contract term and condition survives Mod 8 unaltered, unaffected and in full force and effect.

[End of Modification No. 8 and the remainder of this page intentionally left blank)

All other terms and conditions of the contract are unchanged and remain in full force and effect.

4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

HHSO100200700034C 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) Appr. Yr.: 2011 CAN: 1992002 O.C.:25106 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To add funds for the equitable adjustment; add milestone payments for the SNS stability program; and add funds to the Contract for changes made by Modification 7. No other terms or conditions are changed by this modification. Total contract funding is increased by $[***] from $[***]to $[***] Total contract value is increased by $[***] from $[***] to $[***] Contract Expiration Date: June 3, 2012 (unchanged) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***], VICE PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 29 Sep 2011 16B. UNITED STATES OF AMERICA [***] 16C. DATE SIGNED 29 Sep 2011 (Signature of person authorized to sign) (Signature of Contracting Officer) (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1 and mutual agreement of the parties D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 7 2. AMENDMENT/MODIFICATION NO. 9 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURC. N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6) HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Continuation Sheet Contract No.

HHSO100200700034C Mod9

Modification No. 009 (the “Mod 9”) to Contract No. HHSO10020700034C (the “Contract”, as amended to the date of Mod 8, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The Contract is revised as follows:

1.              In consideration for work incurred as a result of government direction the following activities are being reimbursed for payment.

Item		FFP

[***]		$ [***]
[***]		[***]
[***]		[***]
[***]		[***]
	Total:	[***]

BN may invoice for $[***] upon execution of this Mod 9.

2.              Funding in the amount $[***] is added to CLIN 0001 for changes made by Mod 7.  The funding is subject to Section B.4 Advanced Understandings, III. Performance Based Payments (‘‘PBP”).  The milestone payments are shown below:

a.[***]

i.[***]

b.[***]

i.[***]

c.[***]

i.[***]

[***]

[***]

[***]

1)[***]

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

[***]

[***]

2)[***]

[***]

3)[***]

[***]

4)[***]

[***]

3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

d.[***]

i.[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

e.[***]

i.[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]

[***]

1)[***]

[***]

[***]

4

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

2)[***]

[***]

3)[***]

[***]

[***]

4)[***]

[***]

[***]

[***]

[***]

5

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

6

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

3.              Additional funding allotted to CLIN 0001 by effect of this Mod 9 is $[***]

Item		FFP
[***]		$ [***]
[***]		[***]
[***]		[***]
[***]		[***]
	Subtotal:	[***]

[***]		[***]
[***]		[***]
[***]	Total:	[***]

Each Party represents and warrants to the other Party that Mod 9’s terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties.  Except for the Contract changes effectuated by Mod 9, each Contract term and condition survives Mod 9 unaltered, unaffected and in full tierce and effect.

[End of Modification No. 9 and the remainder of this page intentionally left blank]

7

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

NO. 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATEION DATA (if required) Appr. Yr.: 2011 CAN: 1992002 O.C.:25106 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. FAR 52.217-7 Option for Increased Quantity – Separately Priced Line item (March 1989); and E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To extend the period of performance, including Economic Price Adjustment, add funds and exercise the option for additional [***] subjects to a Phase III study and related costs, purchase product for clinical trials, and include long term storage. No other terms or conditions are changed by this modification. Total contract funding is increased by $[***] from $[***] to $[***] Total contract value is increased by $[***] from $[***] to $[***] Contract Expiration Date: June 3, 2017 (changed from June 3, 2012) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. NSN 7540-01-152-8070 OMB No. 0990—0115 STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243 15A. NAME AND TITLE OF SIGNER (Type or print) [***], EXECUTIVE VICE PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 9 May 2012 16B. UNITED STATES OF AMERICA [***] 16C. DATE SIGNED 9 May 2012 (Signature of person authorized to sign) (Signature of Contracting Officer) (Y) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1 Changes – Fixed Price (August 1987); Mutual agreement of the parties. D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 4 2. AMENDMENT/MODIFICATION NO. 10 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC. OS88708 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/AMCG 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgård Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Modification No. 0010 (the “Mod 10”) to Contract No. HHSO10020700034C (the “Contract”, as amended to the date of Mod 9, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority—and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The Contract is revised as follows:

I.                                        Extend the Period of Performance of this contract from June 3, 2012, until June 3, 2017.

II.                                   Pursuant to Section B.4. Advance Understandings, 3. Economic Price Adjustment — PPI Increases to Subcontractor Prices, three (3) separate EPA requests for prior years’ filling operations are hereby approved.

Table 1 — EPA Request

	EPA Request	2009	2010	2011	Total
CLIN 0016	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

Terms and Conditions for payment: BN may invoice for $[***] upon execution of this Modification # 10.

III.                              Pursuant to Section H.14 Option Provision, this modification incorporates the additional subjects and work required to complete the FDA approved Phase III study, PDX-MVA-013; the FDA have confirmed the Phase III study design (PDX-MVA-013) on September 14, 2011.

In accordance with Optional CLIN 0007, this modification includes the authorization and charge for the additional [***] subjects at the contract established price ($[***] per additional [***] subjects) for any subjects over the originally planned [***] subjects,

Table 2— Additional Subjects

	Description	Amount (FFP)		Total (FEP)
CLIN 0007	Additional [***] Subjects per CLIN 0007	$	[***]	$	[***]

Terms and Conditions for payment: The above referenced amount may be invoiced in [***] installments:

[***]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

IV.                               This modification incorporates the cost for additional work required by the FDA to perform the clinical trial since the per patient cost was negotiated prior to the discovery of cardiac complications associated with second generation smallpox vaccines and prior to the decision of the FDA to add a placebo arm and use co-primary endpoints with two immunological markers of efficacy from the blood draws. The total cost is inclusive of all indirect costs and profit. Additional costs are as follows:

Table 3 — Additional related costs

	Description	Amount		Total (FFP)
CLIN 0017	[***]	$	[***]	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	Total for additional subjects and costs			$ [***]

Terms and Conditions for payment:  The above referenced amount may be invoiced in [***] installments:

[***]

V.                                    This modification incorporates the purchase of [***] doses of IMVAMUNE from [***] at the dose price of $[***] per dose.

Table 4— Additional Doses for clinical trials

	Description	Price per dose		Total (FFP)
CLIN 0018	[***]	$	[***]	$	[***]

Terms and Conditions for payment:  Invoice shall be submitted upon manufacture and BN Quality Assurance release of the product.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

VI.                               This modification incorporates the purchase of Optional Long-Term Storage of FDP at BN of up to [***] doses from July 1, 2012 to December 31, 2014.

Table 5— Operational Storage/Shipping Costs

	Description	Price		Total (FFP)
CLIN 0019	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	[***]	$	[***]
	Total Proposed Charges			$	[***]

Terms and Conditions for payment:  Payment Schedule is as follows:

Table 6 — Payment Schedule

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

Each Party represents and warrants to the other Party that Mod 10’s terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties. Except for the Contract changes effectuated by Mod 10, each Contract term and condition survives Mod 10 unaltered, unaffected and in full force and effect.

[End of Modification No. 10]

All other terms and conditions of the contract are unchanged and remain in full force and effect.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 11 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC OS100645 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/BARDA 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Bogeskovvej 9 3490 Kvistgard Denmark (X) 9A. AMENDMENT OF SOLICITATION NO.  9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reverence to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) Appr. Yr.:2012CAN: 1990001D.O.: 25106 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1 Changes – Fixed Price (August 1987); and Mutual agreement of the parties. D.OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To incorporate studies needed to support long-term storage of frozen Bulk Drug Substance. No other terms or conditions are changed by this modification. Total Contract funding is increased by $[***] from $[***] to $[***] Total contract value 1s increased by $[***] from $[***] to $[***] Contract Expiration Date remains unchanged at June 3, 2017. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) [***], EXECUTIVE VICE PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 27 Sep. 2012 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED 27 Sep. 17, 2012 (Signature of person authorized to sign)

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Modification No. 0011 (the “Mod 11”) to Contract No. HHSO10020700034C (the “Contract”, as amended to the date of Mod 10, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America — which is represented by the Department of Health and Human Services — and Bavarian Nordie (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The Contract is revised as follows:

1.                                      This modification incorporates the purchase of studies needed to support Long-Term Storage of frozen Bulk Drug Substance (BDS), including studies to determine the appropriate storage container and to collect long-term stability data an frozen BDS, for a firm fixed price (FFP).  The technical proposal for these services, dated June 11 1012, is incorporated herein by reference.

Table 1 — Long-Term Storage of frozen Bulk Drug Substance

	Description	Total (FFP)
CLIN 0020	Long-Term Storage of frozen Bulk Drug Substance	$	[***]

Terms and Conditions for payment:  The Deliverables and Payment Schedule are as follows:

Table 2 — Deliverables and Payment Schedule

Payment Milestone	Milestone Description	Deliverable	Due Date	Payments		%
Milestone 1	[***]	[***]	[***]	$	[***]	[***]
Milestone 2	[***]	[***]	[***]	$	[***]	[***]
Milestone 3	[***]	[***]	[***]	$	[***]	[***]
Milestone 4	[***]	[***]	[***]	$	[***]	[***]
Milestone 5	[***]	[***]	[***]	$	[***]	[***]
Milestone 6	[***]	[***]	[***]	$	[***]	[***]
Total Proposed Pricing				$	[***]

Milestone payments may be invoiced on the completion of each milestone (as referenced in the·above table).

Each Party represents and warrants to the other Party that Mod 11’s terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties.  Except for the contract changes effectuated by Mod 11, each Contract term and condition survives Mod 11 unaltered, unaffected and in full force and effect.

[End of Modification No. 11]

All other terms and conditions of the contract are unchanged and remain in full force and effect.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. 12 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC OS110225 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/AMCG 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgard Denmark (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) Appr. Yr.:2013CAN: 1990001O.C.: 25106Amount: $[***] 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Section B.4. Advanced Understandings. 3. Economic Price Adjustment – PPI Increases Subcontractor Prices, and FAR 52.243-1, Changes – Fixed Price (Aug. 1987) D.OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: 1) To make a payment unde3r Section B.4. Advanced Understandings, 3. Economic Price Adjustment – PPI Increases to Subcontractor Prices under CLIN 0016, and 2) add funding to CLIN 0005 Security of Contract Operations. No other terms or conditions are changed by this modification. Total Contract funding is increased by $[***] from $[***] to $[***] Total contract value 1s increased by $[***] from $[***] to $[***] Contract Expiration Date remains unchanged at June 3, 2017. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) [***], EXECUTIVE VICE PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 12 Apr. 2013 16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer) 16C. DATE SIGNED 12 Apr. 2013 (Signature of person authorized to sign)

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Modification No. 0012 (the “Mod 12”) to Contract No. HHSO10020700034C (the “Contract”, as amended to the date of Mod 11, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services — and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The Contract is revised as follows:

I.                                        Under Section B — SUPPLIES OR SERVICES AND PRICES/COSTS, B.2 “Prices/Costs,” within paragraph A.2., CLIN 0005 is revised to reflect an increased dollar amount as the result of an extended delivery schedule.  CLIN 0005 is increased by $[***] of which $[***] represents the estimated reimbursable costs and $[***] represents the fixed-fee. These amounts also represent the total amount of funds currently available for payment and allotted under the CPFF portion of this contract.  This amount shall cover performance of the contract through the deliverable schedule.  CLIN 0005 is revised as follows:

CLIN	Supply Service	Est. Cost	Fixed Fee	Total
0005	Security of Contract Operations	$[***]	$[***]	$[***]

[***].

II.                                   Pursuant to Section B.4. Advance Understandings, 3. Economic Price Adjustment — PPI Increases to Subcontractor Prices, BARDA is providing an Economic Price Adjustment payment in the amount of $[***] under CLIN 0016.

[***].

III.                              Pursuant to Section B.4. Advance Understandings, 3. Economic Price Adjustment — PPI Increases to Subcontractor Prices, upon award(s) of a single or multiple options greater than [***] doses, beyond the original 20 million dose base contract, BARDA will provide a further Economic Price Adjustment payment in the amount of $[***] under CLIN 0016.  If amount of order is less than [***] doses, then Economic Price Adjustment shall be prorated proportional to the size of the order.

Terms and Conditions for payment:  BN may invoice for $[***] upon execution of any optional award whereby the total cumulative ordered doses exceed [***].  If the amount of order is less than [***] doses then the Economic Price Adjustment shall be prorated proportional to the size of the order.

IV.                               Pursuant to Section B.4. Advance Understandings, 5. [***]% Licensure Hold-Back.  The text of this clause as currently written into the contract is hereby deleted and replaced with the following:

5.  [***]% Licensure Hold-Back on CLIN 1 Base Contract Deliveries

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

[***]

Each Party represents and warrants to the other Party that Mod 12’s terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties. Except for the Contract changes effectuated by Mod 12, each Contract term and condition survives Mod 12 unaltered, unaffected and in full force and effect.

[End of Modification No. 12]

Rest of page intentionally left blank

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. 13 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC OS110225 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE 7. ADMINISTERED BY (If other than Item 6)CODE HHS/OS/ASPR/AMCG 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Bavarian Nordic A/S Hejreskovvej 10A 3490 Kvistgard Denmark (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) Appr. Yr.:2013CAN: 1990001O.C.: 26402Amount: $[***] 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1 Changes – Fixed Price (August 1987); and Mutual agreement of both parties. D.OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To order [***] doses of MVA; establish dose price tor subsequent order of [***], incorporate delivery schedule tor dose order, and add performance based payments No other tcm1s or conditions arc changed by this modification. Total contract funding is increased by $[***] from $[***] to $[***] Total contract value is increased by $[***] from $[***] to $[***] Contract Expiration Date remains unchanged at June 3, 2017. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) [***], EXECUTIVE VICE PRESIDENT 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 12 Apr. 2013 16B. UNITED STATES OF AMERICA BY [***] (Signature of Contracting Officer) 16C. DATE SIGNED 12 Apr. 2013 (Signature of person authorized to sign)

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Modification No. 0013 (the “Mod 13”) to Contract No. HHSO10020700034C (the “Contract”, as amended to the date of Mod 12, (the “Existing Contract”) entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the United States of America—which is represented by the Department of Health and Human Services — and Bavarian Nordic (“BN”), a company registered in Denmark, with a principal place of business located at Hejreskovvej 10 A, 3490, Kvistgard, Denmark, (USG and BN each being referred to as a “Party” and collectively as the “Parties”) who jointly agree to be bound by the terms and conditions hereof,

The Contract is revised as follows:

I.                                        This modification is for the purchase of [***] doses of IMVAMUNE at a dose price of $[***] per dose for a total of $100,000,000. CLIN 0021 is hereby added to Section B as follows:

CLIN	Description	Units	Unit Price		Total
CLIN 0021	Production of Additional Vaccine Doses	[***]	$	[***]	$	[***]

Optional Order of 4,000,000 doses

CLIN	Description	Units	Unit Price		Total
CLIN 0022	Production of Additional Vaccine Doses	[***]	$	[***]	$	[***]

*Subject to the availability of funds, the government intends to order [***] additional doses at the CLIN 0021 dose price of $[***] per dose and under the same referenced below terms and conditions for payment in fiscal year 2014. Partial orders of the CLIN 0022 dose requirement may occur in fiscal year 2013.

Pending funding availability, ASPR intends to maintain the U.S. stockpile of IMVAMUNE and the necessary manufacturing capacity through future orders, as needed.

Terms and Conditions for payment:

1.              Performance-Based Payment (PBP) - [***][***]% of CLIN 21 value)

In accordance with FAR 32.10, the below listed performance- based payments are authorized based upon the completion of the associated tasks. These performance-based payments are fully recoverable, in the event of default of the option exercised in this Modification No. 13.

Task 1:  [***]

For payment, BN shall submit to BARDA for review and concurrence [***] documentation supporting the [***] of this CLIN 21 order.

Task 2:  [***]

For payment, BN shall submit to BARDA for review and concurrence [***] documentation supporting the [***] of this CLIN 21 order.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Task 3:  [***]

For payment, BN shall submit to BARDA for review and concurrence [***] documentation supporting the [***] of this CLIN 21 order.

Task 4:  [***]

For payment, BN shall submit to BARDA for review and concurrence [***] documentation supporting the [***] of this CLIN 21 order.

2.              Invoice shall be submitted upon delivery of product to government specified location and government acceptance of product. As with the base contract, the $[***] dose price will be proportionally reduced based on the amount of PBPs paid at the time of each delivery. For example, if all [***] is paid out (all four PBPs) the invoiceable dose price will be reduced by [***]) to a revised invoiceable dose price of $[***].

II.                                   Section F.4. Contract Deliverables is revised to add the following delivery schedule for doses received under CLIN 0021.

F.4.C. Delivery Schedule for CLIN 0021

DATE	Quantity
[***]	[***]
[***]	[***]
[***]	[***]
Total	[***]

[***]

Each Party represents and warrants to the other Party that Mod 13’s terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties.  Except for the Contract changes effectuated by Mod 13, each Contract term and condition survives Mod 13 unaltered, unaffected and in full force and effect.

[End of Modification No. 13]

Remainder of page intentionally left blank.

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

ADMINISTERED BY (If other than Item 6) CODE appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 2 2. AMENDMENT/MODIFICATION NO. Modification 14 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BY 7. See N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 WASHINGTON, D.C. 20201 Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Barvarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark  9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers  is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN:Appropriation:O.C.Obligation: 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:  D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor  is not,  is required to sign this document and return1 Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to (1) update the Contracting Officer and Project Officer in Section D and clause G.1. Project Officer and to (2) remove the requirement for one hard copy of the technical monthly progress report in Clause F.3. Technical Report Requirement. The cost to complete remains unchanged. (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED 9/24/13 NSN 754001-152-8070

Previous Edition Unusable

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C
Modification No: 014	(continuation sheet)

Contract No: HHSO100200700034C
Continuation Sheet	Modification No: 14

The base contract award is revised as follows:

SECTION D—PACKAGING, MARKING AND SHIPPING

1.  Report Deliverables

Unless otherwise specified by the Contracting Officer or the Contracting Officer’s representative, delivery of reports to be furnished to the government under this contract (including invoices), shall be addressed as follows:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

F.3.  TECHNICAL REPORT REQUIREMENT

Item	Deliverable	Quantity	Due Date
1.	Technical Monthly Progress Report	1 Electronic Copy — Project Officer (PO) 1 Electronic Copy — Contracting Officer (CO)	30 days after contract award and by the 15th day of each month during the contract’s period of performance. Not due when Final is due.

SECTION G.—CONTRACT ADMINISTRATION DATA

G.1. PROJECT OFFICER

The following Project Officer and Alternate Project Officer will represent the Government for the purpose of this contract:

[***]

[End of Modification No. 14 and the remainder of this page intentionally left blank]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

ADMINISTERED BY (If other than Item 6) CODE appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). 52.243-1 Fixed Price-Changes and mutual agreement of both parties AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 2 2. AMENDMENT/MODIFICATION NO. Modification 15 3. EFFECTIVE DATE See Block 16C. 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BY 7. See N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, ROOM G640 WASHINGTON, D.C. 20201 Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Barvarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgard Denmark  9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers  is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN:CAN:Appropriation:O.C.Obligation: $[***] 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:  D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor  is not,  is required to sign this document and return1 Copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to (I) add a lot of Bulk Drug Substance (BDS) material to replace one previously on the contract and (2) update the milestone in the Deliverables and Payment Schedule for the Long-Term Study. The total contract funding is increased $[***] from $[***] to $[***]. The total contract value is increased $[***] from $[***] to $[***]. Contract expiration date remains unchanged from June 3, 2017. Except as provided herein, all terms and conditions of the document referenced in Item 9A or lOA, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) [***], CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 3 July 2014 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED 9/24/13 (Signature of person authorized to sign)

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C
Modification No: 015	(continuation sheet)

Contract No: HHSO100200700034C
Continuation Sheet	Modification No: 15

The contract is revised as follows:

1.              This modification incorporates the purchase of an additional lot of Bulk Drug Substance (BDS) material for the long-term study.  The proposal for these services dated May 5, 2014 is herein incorporated by reference. CLIN 20 is increased $[***] from $[***] to $[***].

Table 1— Long Term Storage of Bulk Drug Substance

	Description	Total (FFP)
CLIN 20	Long-Term Storage of frozen Bulk Drug Substance	$	[***]

Terms and Conditions for Payment:  The Deliverables and Payment schedule are as follows:

Date	Quantity	Deliverables	Due Date	Payments
Milestone 1	[***]	[***]	[***]	[***]
Milestone 2	[***]	[***]	[***]	[***]
Milestone 3	[***]	[***]	[***]	[***]
Milestone 4	[***]	[***]	[***]	[***]
Milestone 5	[***]	[***]	[***]	[***]
Milestone 6	[***]	[***]	[***]	[***]
Milestone 7	[***]	[***]	[***]	[***]
Milestone 8	[***]	[***]	[***]	[***]
Total				[***]

Milestone payments may be invoiced on the completion of each milestone (as referenced in the above table).

[End of Modification No. 15 and the remainder of this page intentionally left blank]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C Modification No: 015 Page 1 of 2 (continuation sheet) 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. It by virtue of this amendment, you desire change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reverence to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) Obligation: $[***] EIN: CAN: Appropriation: O.C. 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to (1) make payment under Section B.4. Advanced Understandings 3. Economic Price Adjustment – PPI increase to Subcontractor Price under CLIN 16 and (2) exercise the Optional Order of [***] doses (CLIN 23). Total Contract funding is increased by $[***] from $[***] to $[***]. Total contract value 1s increased by $[***] from $[***] to $[***] Contract Expiration Date remains unchanged at June 3, 2017. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. [***] 15A. NAME AND TITLE OF SIGNER (Type or print) President & CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 4 September 2014 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED (Signature of person authorized to sign) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1 D.OTHER (Specify type of modification and authority) FAR 17.207 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 2 2. AMENDMENT/MODIFICATION NO. 16 3. EFFECTIVE DATE See Item 16C. 4. REQUISITION/PURCHASE REQ. NO OS140193 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE N/A 7. A See DMINISTERED BY (If other than Item 6)CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, Room G640 Washington, DC 20201 Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Barvarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgård Denmark  9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE: N/A FACILITY CODE: N/A

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C
Modification No: 016	(continuation sheet)

Contract No: HHSO100200700034C
Continuation Sheet	Modification No: 16

The contract is revised as follows:

1.              In accordance with Modification 12, pursuant to Section 8.4.  Advance Understandings, 3, Economic Price Adjustment - PPI Increases to Subcontractor Prices, upon award(s) of a single or multiple options greater than [***] doses, beyond the original [***] does base contract, BARDA will provide a further Economic Price Adjustment payment in the amount of [***] under CLIN 00016.

Terms and Conditions for Payment: BN may invoice for $[***] upon execution of this modification.

2.              This modification is for the purchase of [***] doses of IMVAMUNE at a dose price of $[***] per dose for a total of $[***].  CLIN 0023 is exercised.

Optional Order of [***] doses

	Description	Units	Unit Price		Total
CLIN 0023**	Production of Additional Vaccine Doses	[***]	$	[***]	$	[***]

Section F.4.  Contract Deliverables is revised to add the following delivery schedule for doses received under CLIN 0023.

F.4.C. Delivery Schedule for CLIN 0023

Date	Quantity
[***]	[***]
[***]	[***]

The Strategic National Stockpile cannot accept early deliveries.

[***]

**CLIN 0023 was previously referred to as CLIN 0022 in Modification 13.

[End of Modification No. 16 and the remainder of this page intentionally left blank]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. It by virtue of this amendment, you desire change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reverence to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) Obligation: $[***] EIN: CAN: Appropriation: O.C. 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to (1) add $[***] to CLIN 5 for the Indirect Rate Adjustment based on the incurred cost audit for fiscal years 2006, 2011, 2012, and 2013 and (2) update the clause G.2. Key Personnel. The total contract funding is increased by $[***] from $[***] to $[***]. The total contract value is increased by $[***] from $[***] to $[***]. Contract Expiration Date remains unchanged at June 3, 2017. (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. [***] 15A. NAME AND TITLE OF SIGNER (Type or print) President & CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 5/11/14 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED (Signature of person authorized to sign) A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 2 2. AMENDMENT/MODIFICATION NO. Modification 17 3. EFFECTIVE DATE See Item 16C. 4. REQUISITION/ PURCHASE REQ. NO OS140193 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE N/A 7. A See DMINISTERED BY (If other than Item 6)CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, Room G640 Washington, DC 20201 Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Barvarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgård Denmark  9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE: N/A FACILITY CODE: N/A

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C
Modification No: 017	(continuation sheet)

Contract No: HHSO100200700034C
Continuation Sheet	Modification No: 17

The contract is revised as follows:

1.              Add $[***] to CLIN 5 the Indirect Rate Adjustment based on the incurred cost audit for fiscal years [***], and [***].  Increase CLIN 5 from $[***] to $[***].

2.              Update clause G.2. Key Personnel to read:

G.2. KEY PERSONNEL

Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

Name	Position
[***]	[***]

[End of Modification No. 17 and the remainder of this page intentionally left blank]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 3  2. AMENDMENT/MODIFICATION NO. Modification 18 3. EFFECTIVE DATE See Item 16C. 4. REQUISITION/PURCHASE REQ. NO N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BY CODE N/A 7. ADMINISTERED BY (If other than Item 6) CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, Room G640 Washington, DC 20201 See Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Barvarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgård Denmark • 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE: N/A FACILITY CODE: N/A 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. It by virtue of this amendment, you desire change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reverence to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) EIN: CAN: Appropriation: O.C. Obligation: 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. • A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). • C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: • D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to (1) update the invoicing instructions in G.4 Invoice Submission. The cost to complete remains unchanged. See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR  (Signature of person authorized to sign) 15C. DATE SIGNED 4 September 2014 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C
Modification No: 018	(continuation sheet)

Contract No: HHSO100200700034C
Continuation Sheet	Modification No: 18

The base contract award is revised as follows:

G. 4. INVOICE SUBMISSION

(a) Documents should be delivered electronically to the Contracting Officer (CO), the Contracting Officer’s Representative (COR) and PSC electronically. Unless otherwise specified by the Contracting Officer all deliverables and reports furnished to the Government under the resultant contract (including invoices) shall be addressed as follows:

[***]	[***]	Email invoices to:
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b) The Contractor agrees to include (as a minimum) the following information on each invoice for firm fixed price CLIN’s:

(1) Contractor’s Name & Address

(2) Contractor’s Tax Identification Number (TIN)

(3) Contract Number

(4) Invoice Number

(5) Invoice Date

(6) Contract Line Item Number

(7) Quantity

(8) Unit Price & Extended Amount for each line item

(9) Total Amount of Invoice

(10) Name, title and telephone number of person to be notified in the event of a defective invoice

(11) Payment Address, if different from the information in (c)(1).

(End of Clause)

Invoice Submission — (Cost-Plus Fixed-Fee CLIN’s)

(a) Contractor voucher requests for reimbursement shall conform to the form, format, and content requirements of the Billing Instructions for Negotiated Cost Type Contracts, made a part of the contract in Section J.

(b) The Contractor shall, in addition to the above requirements, submit a detailed breakout of costs as supporting backup and shall place the following signed Contractor Certification on each invoice/voucher submitted under this contract:

I certify that this voucher reflects (fill in Contractor’s name) request for reimbursement of allowable and allocable costs incurred in specific performance of work authorized under Contract (fill in contract number)/Task (fill-in task order number, if applicable), and that these costs are true and accurate to the best of my knowledge and belief.

(Original Signature of Authorized Official)

Typed Name and Title of Signatory

(c) The date of receipt of a proper invoice/voucher by the Contracting Officer shall be used for the purpose of Prompt Payment Act time computations.

(End of Clause)

[End of Modification No. 18 and the remainder of this page intentionally left blank]

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ~The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. It by virtue of this amendment, you desire change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reverence to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) Obligation: $[***] EIN: CAN: Appropriation: O.C. 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. THE CONTRACT ORDER NO. IN ITEM 10A. paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to modify the language in (1) Section B.1, (2) Section C.I.D.2, (3) Section C.2.A.2, and (4) Section F.4.B.2. The total contract funding is increased by $[***] from $[***] to $[***]. The total contract value is increased by $[***] from $[***] to $[***]. Contract Expiration Date remains unchanged at June 3, 2017. (See continuation Sheet) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. [***] 15A. NAME AND TITLE OF SIGNER (Type or print) President & CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***], Contracting Officer 15B. CONTRACTOR/OFFEROR [***] 15C. DATE SIGNED 5/11/14 16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer) 16C. DATE SIGNED (Signature of person authorized to sign)  A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN  B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in  C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1  D.OTHER (Specify type of modification and authority) AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE N/A Page 1 of 3 2. AMENDMENT/MODIFICATION NO. Modification 19 3. EFFECTIVE DATE See Item 16C. 4. REQUISITION/ PURCHASE REQ. NO OS157368 5. PROJECT NO. (If applicable) N/A 6. ISSUED BYCODE N/A 7. A See DMINISTERED BY (If other than Item 6)CODE N/A U.S. DEPT OF HEALTH & HUMAN SERVICES ASPR/BARDA 330 INDEPENDENCE AVE SW, Room G640 Washington, DC 20201 Item 6 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Barvarian Nordic A/S Hejreskovvej 10A DK-3490 Kvistgård Denmark  9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11)  10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200700034C 10B. DATED (SEE ITEM 13) June 4, 2007 CODE: N/A FACILITY CODE: N/A

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

Contract Number HHSO100200700034C
Modification No: 019	(continuation sheet)

Contract No: HHSO100200700034C
Continuation Sheet	Modification No: 19

The contract is revised as follows:

1.              Update Section B. Contract Options, 1.  Firm Fixed Price (FFP), CLIN 8 and CLIN 9 to read:

	Description	Units	Unit Price	Total
CLIN 0008	[***]	[***]	[***]	$	[***]
CLIN 0009	[***]	[***]	[***]	$	[***]

2.              Update Section C.1. Statement of Work, D. Contract Options, 2 to read:

2. Manufacture and store bulk drug substance to support future manufacturing activities. Consideration by the USG for this option will be based on the availability of long-term stability data to support storage of the intermediate product.

a.              The BDS shall be manufactured under cGMP conditions and meet the specifications determined by the FDA/CBER for licensure (Requirement 1a, IV. Specific Technical Requirements).  The BDS must minimally meet current specifications as approved by BARDA.

b.              [***] (prior to long-term storage and/or eventual filling). All certificates of analysis for the [***] titer results shall be submitted to BARDA for review and approval. The new BDS specification for potency must [***] to potentially support lyophilization.

c.               [***] shall be based on the [***] contained within each [***]. Criteria for achieving the minimum [***] will be based on the average for all [***] batches. [***].

d.              To ensure that the USG has the flexibility to maintain a BDS stockpile, BN shall establish and validate BDS storage capacity, including: installation and validation of [***] cold-storage containers (for -50°C storage). Cold storage capacity shall be funded by and charged to the USG for a period of [***] starting on [***]. Cold storage capacity shall be charged on a monthly basis as established in CLIN 9 of this modification. Storage periods after the initial [***] shall be charged on a monthly basis and escalated annually at [***].

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(2), (4), (5) and (6) and 230.406

3.              Update Section C.2 Reporting Requirements and Deliverables, A. Deliverables , 2 Optional Contract Deliverables (2) to read:

(2) Bulk drug substance to support future manufacturing activities (see Section 2.  Specific technical requirements).  Frozen and stored at contractor facility.

4.              Update Section F.4. Contract Deliverables, B. Optional Contract Requirements, 2 to read:

Milestone	Deliverable	Quantity	Due Date
2	[***]	[***]	[***]

[End of Modification No. 17 and the remainder of this page intentionally left blank]